[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Exhibit 10.13

COLLABORATION AND

LICENSE AGREEMENT

by and between

CODIAK BIOSCIENCES, INC.

and

JAZZ PHARMACEUTICALS IRELAND LIMITED

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i

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

List of Exhibits and Schedules:

Exhibits
Exhibit A	Work Plans for Initial Collaboration Targets/Initial Research Programs
Exhibit B	Form of Work Plan
Exhibit C	Financial Exhibit
Exhibit D	Royalty Rate Reduction Methodology
Exhibit E	Royalty Report Format

Schedules
Schedule 1.1.118	Initial Collaboration
Schedule 1.1.142	Targets [***]
Schedule 4.3.3	Additional Development Activities
Schedule 11.2	Codiak Schedule [***]
Schedule 11.2.5	Codiak Patent Rights
Schedule 11.2.6	Codiak In-Licenses
Schedule 11.2.10	Pre-Existing Excluded Targets

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”) is entered into as of January 2, 2019 (the “Effective Date”), by and between Codiak BioSciences, Inc., a company incorporated under the laws of Delaware with offices at 500 Technology Square, 9th Floor, Cambridge, MA 02139 (“Codiak”), and Jazz Pharmaceuticals Ireland Limited, a limited liability company incorporated under the laws of Ireland, with a registered office at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland (“Jazz”). Codiak and Jazz may sometimes individually be referred to hereafter as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Codiak owns or Controls certain intellectual property rights relating to the Codiak Platform (as defined below);

WHEREAS, Codiak and Jazz wish to collaborate on Research Programs (as defined below) to explore the potential of Payload (as defined below) delivery by Exosomes (as defined below) with or without Surface Targeting Molecules (as defined below), to modulate or otherwise affect the Collaboration Targets (as defined below) subject to the terms of this Agreement (such collaboration, the “Research Collaboration”); and

WHEREAS, Jazz wishes to acquire from Codiak, and Codiak wishes to grant to Jazz, certain licenses as set forth herein, including with regard to Licensed Compounds (as defined below) and Licensed Products (as defined below) as further described herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATION

Section 1.1    Definitions. For the purposes of this Agreement, the following capitalized words and phrases will have the following meanings:

1.1.1    “Accounting Standards” means, with respect to a Party or its Affiliate or Sublicensee, GAAP or IFRS, as such Party, Affiliate or Sublicensee uses for its financial reporting obligations, in each case, consistently applied.

1.1.2    “Acting Improperly” has the meaning set forth in Section 11.1.7(b)ii.

1.1.3    “Additional Collaboration Target” has the meaning set forth in Section 2.5.1.

1.1.4    “Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party for so long as such Party controls, is controlled by or is under common control with such corporation or other business entity. As used herein, the term “control” means the direct or indirect ownership of 50% or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof.

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1.1.5    “Agreed Included Codiak Platform Addition” has the meaning set forth in Section 3.3.2.

1.1.6    “Agreement” has the meaning set forth in the introduction.

1.1.7    “Alliance Manager” has the meaning set forth in Section 2.7.2.

1.1.8    “Allowable Expenses” has the meaning set forth in Exhibit C.

1.1.9    “Allowed Overage” has the meaning set forth in Section 4.1.3.

1.1.10    “Anti-Corruption Laws” means the FCPA, as amended, the UK Bribery Act 2010, as amended, and any other applicable anti-corruption laws and laws for the prevention of fraud, racketeering, money laundering or terrorism.

1.1.11    “Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) issued by a Governmental Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue, and taking into account the countries or territories where a Party is to perform its activities and obligations hereunder and, in the case of Manufacturing activities, taking into account the requirements of the country(ies) in which the Manufactured Collaboration Candidate, Licensed Compound or Licensed Product is intended to be used.

1.1.12    “Asia/Western Pacific” [***].

1.1.13    “Backup Candidate” [***].

1.1.14    “Bankruptcy Code” has the meaning set forth in Section 13.4.

1.1.15    “Biosimilar/Generic Product” means, with respect to a Licensed Product in a country or jurisdiction, any product: (a) sold by a Third Party that has not obtained the rights to such product as a Sublicensee or distributor of, or through any other contractual relationship with, Jazz or any of its Affiliates or Sublicensees and that (b) has the same or substantially the same active pharmaceutical ingredient(s) or biological material as the Licensed Product and (c)(i) has been licensed as a biosimilar or interchangeable product by the U.S. FDA pursuant to Section 351(a) or 351(k) of the PHSA citing the Licensed Product as the reference product, (ii) has been licensed as a similar biological medicinal product by EMA pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation, referencing or relying on such Licensed Product, (iii) is authorized for sale in the United States pursuant to Section 505(j) of the FFDCA (21 U.S.C. 355(j), respectively), or (iv) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country or jurisdiction, including by referencing Regulatory Approvals (or data therein) of

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such Licensed Product and (d) is approved for sale for at least one Indication that is the same as an Indication for which such Licensed Product is approved for sale in such country or jurisdiction. For the avoidance of doubt, no Authorized Biosimilar/Generic of a Licensed Product shall be deemed to be a Biosimilar/Generic Product for the purpose of this definition. For this purpose, the term “Authorized Generic/Biosimilar” means any biological product that is sold under an NDA or BLA filed by Jazz, its Affiliate or any Sublicensee for such Licensed Product.

1.1.16    “BLA” means Biologics License Application as described in 21 C.F.R § 601.2, or an equivalent FDA application.

1.1.17    “Breaching Party” has the meaning set forth in Section 13.3.1.

1.1.18    “Business Day” means a day on which national banks located in New York, New York are open for commercial banking business other than a Saturday or Sunday.

1.1.19    “Calendar Quarter” means any of the 3-month periods beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that the first Calendar Quarter of the Term will commence on the Effective Date and end on March 31, 2019 and the last Calendar Quarter will end on the last day of the Term.

1.1.20    “Calendar Year” means (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the year during which the Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of 12 months commencing on January 1 and ending on December 31.

1.1.21    “Change in Control” means with respect to a Party, (a) a merger or consolidation in which together with a Third Party (i) such Party is a constituent party, or (ii) an Affiliate of such Party is a constituent party, except in the case of either clause (i) or (ii) any such merger or consolidation involving such Party or such Affiliate of such Party in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation, 50% or more by voting power of the capital stock of (A) the surviving or resulting corporation or (B) a parent corporation of such surviving or resulting corporation, whether direct or indirect; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Party or an Affiliate of such Party to a Third Party of all or substantially all of the assets of such Party taken as a whole and whether owned directly or indirectly through Affiliates (except where such sale, lease, transfer, exclusive license or other disposition is to an Affiliate of such Party); or (c) any “person” or “group”, as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, in a single transaction or series of related transactions, becomes the beneficial owner as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 50% or more by voting power of the then-outstanding capital stock or other equity interests of such Party or a subsidiary of such Party.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.22    “Claims” has the meaning set forth in Section 12.1.1.

1.1.23    “Clinical Trial” means any clinical investigation conducted on human subjects, as that term is defined in FDA regulations at 21 C.F.R. § 312.3. Without limiting the foregoing, Clinical Trials include any Phase I Clinical Trial, Phase II Clinical Trial, Phase I/II Clinical Trial, Phase III Clinical Trial, or Phase IV Clinical Trial.

1.1.24    “CMC Development” means the activities to enable Development of the Licensed Compounds and Licensed Products and design of the manufacturing process for the supply of clinical and commercial quantities of the Licensed Compounds and Licensed Products, which include manufacturing process development and scale-up, bulk production and fill/finish work associated with the supply of the Licensed Compounds and Licensed Products for Non-Clinical Studies and Clinical Trials, and related quality assurance technical support activities as well as validation and qualification of commercial manufacturing processes.

1.1.25    “CMO” means a Third Party contract manufacturing organization.

1.1.26    “Co-Promotion Agreement” has the meaning set forth in Section 6.2.1.

1.1.27     “Codiak” has the meaning set forth in the introduction.

1.1.28    “Codiak Collaboration IP” means the Codiak Collaboration Patent Rights and the Codiak Collaboration Know-How.

1.1.29    “Codiak Collaboration Know-How” means any (a) Collaboration Know-How that is first conceived, discovered, developed, or identified solely by or on behalf of Codiak and (b) any Collaboration Know-How that is Codiak Platform Know-How.

1.1.30    “Codiak Collaboration Patent Rights” means any Collaboration Patent Rights claiming any Codiak Collaboration Know-How.

1.1.31    “Codiak Executive” has the meaning set forth in Section 2.7.1(d).

1.1.32    “Codiak In-License IP” has the meaning set forth in Section 11.2.6.

1.1.33    “Codiak In-Licenses” has the meaning set forth in Section 11.2.6.

1.1.34    “Codiak Indemnitees” has the meaning set forth in Section 12.1.2.

1.1.35    “Codiak IP” means Codiak Know-How and Codiak Patent Rights, including the Codiak Collaboration IP and any other intellectual property owned or Controlled by Codiak or its Affiliates, but excluding the Joint Collaboration IP.

1.1.36    “Codiak Know-How” [***].

1.1.37    “Codiak Other Collaboration Know-How” [***].

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1.1.38    “Codiak Other Collaboration Patent Rights” [***].

1.1.39    “Codiak Patent Rights” [***].

1.1.40    “Codiak Platform” [***].

1.1.41    “Codiak Platform Addition” [***].

1.1.42    “Codiak Platform Addition Blocking IP” has the meaning set forth in Section 3.3.2.

1.1.43    “Codiak Platform Improvement” [***].

1.1.44    “Codiak Platform Know-How” [***].

1.1.45    “Codiak Platform Patent Rights” [***].

1.1.46    “Codiak Platform Pre-Existing Technology” [***].

1.1.47    “Codiak Product-Specific Collaboration Know-How” [***].

1.1.48    “Codiak Product-Specific Collaboration Patent Rights” [***].

1.1.49    “Codiak Program Activities” has the meaning set forth in Section 2.1.3.

1.1.50    “Codiak Program Records” has the meaning set forth in Section 2.3.4.

1.1.51    “Codiak Regulatory Documentation” means Regulatory Documentation owned or Controlled by Codiak or its Affiliates as of the Effective Date or during the Term that is necessary or useful to Exploit Licensed Compounds and Licensed Products.

1.1.52    “Collaboration Candidate” means an Exosome therapeutic that is the subject of Development under the Research Collaboration, that incorporates one or more Payloads to modulate or otherwise affect a Collaboration Target, that may incorporate one or more Surface Targeting Molecules to direct the Exosomes towards a particular cell type or target location, and that is selected by the JSC pursuant to Section 2.3.6 for further Development under the Research Collaboration.

1.1.53    “Collaboration IP” [***].

1.1.54    “Collaboration Know-How” [***].

1.1.55    “Collaboration Patent Rights” [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.56    “Collaboration Target Designation Notice” means a notice delivered by Jazz pursuant to Section 2.5.1 designating an Additional Collaboration Target, Replacement Target, or Revived Target, as applicable.

1.1.57    “Collaboration Targets” means the Initial Collaboration Targets and the Additional Collaboration Target, Replacement Target, and Revived Targets, if any.

1.1.58    “Combination Product” means any biopharmaceutical preparation in final form containing one or more Licensed Compound(s) in combination with (a) one or more other active ingredient(s) that are not Licensed Compounds, sold either as a fixed dose/unit or as separate doses/units in a single package or (b) one or more device(s), service(s) or other item(s) of value as a single package (such other active ingredients, devices or other items of value, “Other Items”).

1.1.59    “Commercial Budget” has the meaning set forth in Section 6.2.2.

1.1.60    “Commercialize” or “Commercializing” means to market, promote, distribute, use, have used, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise exploit a compound or product other than for Development or Manufacturing purposes. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.1.61    “Commercially Reasonable Efforts” [***].

1.1.62    “Compound” has the meaning set forth in Section 2.1.1.

1.1.63    “Confidential Information” has the meaning set forth in Section 9.1.

1.1.64    “Control” means, with respect to any information, Regulatory Documentation, material, Know-How, Patent Rights, or other intellectual property rights, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such information, Regulatory Documentation, material, Know-How, Patent Rights or other intellectual property rights to the extent that it does not violate the terms of any written agreement with any Third Party existing as of the date of such assignment or such grant, as applicable. “Controlled” and “Controlling” have corresponding meanings. For clarity, a Person may Control in-licensed intellectual property rights from a Third Party even if such Person’s (sub)license to such intellectual property rights is non-exclusive or otherwise more limited than the sublicenses, if any, granted by such Person hereunder in respect of such in-licensed intellectual property rights, provided that the sublicenses, if any, granted hereunder in respect of such in-licensed intellectual property rights will be limited to the extent and scope of the (sub)license granted by the licensor Third Party.

1.1.65    “Cover,” “Covering,” or “Covered” means, with respect to a product, technology, process or method and the relevant Patent Right, that, but for a license granted to a Person under a claim included in such Patent Right or ownership of such Patent Right, the Exploitation by such Person of such product, technology, process or method, would infringe such claim or, in the case of a Patent Right that is a patent application, would infringe a claim in such patent application if it were to issue as a patent.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.66    “Covered Results” has the meaning set forth in Section 9.4.

1.1.67    “Deemed Included Codiak Platform Addition” has the meaning set forth in Section 3.3.2.

1.1.68    “Designatable Target” has the meaning set forth in Section 2.5.1.

1.1.69    “Develop” or “Developing” means to discover, research or otherwise develop a process, compound or product, including conducting non-clinical and clinical research and development activities. When used as a noun, “Development” means any and all activities involved in Developing.

1.1.70    “Development and Commercialization License” has the meaning set forth in Section 3.1.1.

1.1.71    “Development and Commercialization Option” has the meaning set forth in Section 4.3.1.

1.1.72    “Development Budget” means the budget associated with the applicable EDP or JDP, as applicable, detailing the anticipated Development Costs and having been approved by the JSC.

1.1.73    “Development Candidate” means a Collaboration Candidate which has been designated by the JSC to advance to IND-Enabling Studies pursuant to Section 2.3.6.

1.1.74    “Development Candidate Decision Point” means, with respect to a Collaboration Candidate, the date of selection as a Development Candidate.

1.1.75    “Development Costs” [***].

1.1.76    “Development Information” has the meaning set forth in Section 9.3.

1.1.77    “Discontinued Target” has the meaning set forth in Section 2.2.

1.1.78    “Distributor” means any Third Party appointed by Jazz or any of its Affiliates or its or their Sublicensees to distribute, market and sell Licensed Product(s), with or without packaging rights, in one or more countries in the Territory.

1.1.79    “Drug Approval Application” means a BLA (or NDA, if applicable) or any corresponding foreign application, including, with respect to a country in Europe, a marketing authorization application filed with the EMA pursuant to the centralized approval procedure.

1.1.80    “Drug Approval Application Acceptance” means the receipt of notice from the relevant Regulatory Authority that a Drug Approval Application for a Licensed

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Product has been accepted for filing. In jurisdictions in which a notice of such acceptance is not provided by the Regulatory Authority in the normal course, Drug Approval Application Acceptance means such other reasonable indicia of acceptance by the relevant Regulatory Authority of a Drug Approval Application for a Licensed Product as are customarily relied upon by global pharmaceutical and biotechnology companies in respect of such Regulatory Authority.

1.1.81    “Drug Master File” means a voluntary submission to the FDA that may be used to provide confidential, detailed information about any aspect of the Manufacturing of any Licensed Compound or Licensed Product (including the facilities used therefor).

1.1.82    “Early Development Plan” or “EDP” has the meaning set forth in Section 4.1.1.

1.1.83    “Early Development Program” has the meaning set forth in Section 4.1.1.

1.1.84    “Effective Date” has the meaning set forth in the introduction.

1.1.85    “Electronic Data Room” has the meaning set forth in Section 2.3.5.

1.1.86    “EMA” means the European Medicines Agency, or any successor agency thereto.

1.1.87    “Employment Cost Index” [***].

1.1.88    “European Union” means the economic, scientific and political organization of member states as it is constituted as of the Effective Date, whether or not any such member state (including the United Kingdom) may leave the European Union following such date, and any member states that may be added to the European Union from time to time following such date.

1.1.89    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules thereunder.

1.1.90    “Excluded Codiak Platform Addition” has the meaning set forth in Section 3.3.2.

1.1.91    “Excluded Target” [***].

1.1.92    “Exosome” means a biological vesicle that is produced by any cell, including any eukaryotic cell, and that is characterized by a lipid-rich membrane enclosing an inner volume. Exosomes are produced by cells via, for example, but not limited to, export from the multivesicular body or through direct budding of the plasma membrane. For the avoidance of doubt, Exosomes include vesicles that are naturally produced by cells or caused to be produced by cells through direct or indirect synthetic manipulation.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.93    “Exploit” means make, have made, import, use, sell or offer for sale or otherwise exploit, including to Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of. “Exploitation” means the act of Exploiting.

1.1.94    “Extensions” has the meaning set forth in Section 10.3.5(a).

1.1.95    “FCPA” means the U.S. Foreign Corrupt Practices Act (15 U.S.C. § 78dd-1, et seq.) as amended.

1.1.96    “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.1.97    “FDA’s Positive Response” [***].

1.1.98    “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the rules, regulations, guidance, guidelines, and requirements promulgated or issued thereunder.

1.1.99    “Field” means all uses of the applicable Licensed Compounds or Licensed Products, including diagnostic, prophylactic, or therapeutic use in humans.

1.1.100    “First Commercial Sale” means, with respect to any Licensed Product and with respect to any country or jurisdiction in the Territory, the first commercial sale of a Licensed Product by Jazz, its Affiliates or Sublicensees to a Third Party in or for such country or jurisdiction for monetary value after Regulatory Approval for such Licensed Product has been obtained in such country or jurisdiction for use or consumption of such Licensed Product in such country or jurisdiction; provided that sales for clinical study purposes or compassionate, named patient or similar use will not constitute a First Commercial Sale if such Licensed Product is supplied without charge.

1.1.101    “First Sales Milestone” has the meaning set forth in Section 8.9.

1.1.102    “Force Majeure” has the meaning set forth in Section 14.7

1.1.103    “FTE” means a full time equivalent person year [***] of work performing Development or other activities under this Agreement. Indirect personnel (including support functions such as managerial, financial, legal or business development) will not constitute FTEs. Notwithstanding the foregoing, the time of a single individual will not account for more than one FTE for a given Calendar Year.

1.1.104    “FTE Costs” means for a given period, the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated, actually applied and reported as being applied by personnel of a Party or its Affiliates in the particular period to the performance of the activities allocated to such Party under and in accordance with the applicable Work Plan and associated budget, and (b) the FTE Rate.

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1.1.105    “FTE Rate” means, [***]. The reported actual time spent shall be substantiated by a time tracking system consistently applied.

1.1.106    “Future Acquirer” means a Third Party that is, or whose Affiliate is, a counterparty to a transaction or series of transactions effecting a Change in Control involving a Party.

1.1.107    “Government Official” means (a) any officer, de facto official, employee (including physician, hospital administrator, or other healthcare professional), agent, or representative of a department, agency, instrumentality or subdivision of any government, military or international organization, including any ministry or department of health or any state-owned or affiliated company or hospital, or (b) any candidate for political office, any political party or any official of a political party.

1.1.108    “Governmental Authority” means any applicable multinational, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.1.109    “Included Codiak Platform Additions” [***].

1.1.110    “IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FFDCA, that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); and (b) any foreign counterpart of the foregoing.

1.1.111    “IND Acceptance” means the earlier of (a) the day following the last day on which the applicable Regulatory Authority may object to an IND submission, provided that no clinical hold is then in place, or (b) the day on which the applicable Regulatory Authority affirmatively accepts an IND submission and notifies the applicable Party it may proceed with Clinical Trials pursuant to such IND. For example, in the United States, in the event that the FDA does not make any objection within 30 calendar days from the IND submission, then IND Acceptance of such IND would occur 31 calendar days from the date of the IND submission. For the avoidance of doubt, if the FDA objects to an IND submission within such 30 day period, then IND Acceptance of such IND shall occur only after such objection is overcome.

1.1.112    “IND-Enabling Studies” means, in respect of a Development Candidate, any and all studies that may be required for filing an IND with a Regulatory Authority, including ADME (absorption, distribution, metabolism, and excretion) studies and GLP (good laboratory practice) toxicology studies, or studies required for the preparation of the CMC (chemistry, manufacturing, and controls) section of such IND, including but not limited to studies relating to analytical methods and purity analysis, and formulation and Manufacturing development studies, all as necessary to obtain the permission of the Regulatory Authority in order to initiate first in human Clinical Trials for such Development Candidate.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.113    “Indemnitee” has the meaning set forth in Section 12.2.1.

1.1.114    “Indemnitor” has the meaning set forth in Section 12.2.1.

1.1.115    “Indication” means a distinct disease state or medical condition. For the avoidance of doubt, all clinical variants of a single disease or condition, whether classified by sub-indication, sub-type, stage, severity or patient population, will be the same Indication.

1.1.116    “Infringement” has the meaning set forth in Section 10.4.1.

1.1.117    “Infringement Notice” has the meaning set forth in Section 10.4.1.

1.1.118    “Initial Collaboration Targets” means those first four Collaboration Targets set forth on Schedule 1.1.118.

1.1.119    “Initial Research Programs” means the Research Programs conducted with respect to the Initial Collaboration Targets pursuant to those Work Plans included in the Research Plan attached hereto as Exhibit A.

1.1.120    “Initiation” means, with respect to a Clinical Trial, the dosing of the first patient with a Licensed Product pursuant to the clinical protocol for the specified Clinical Trial.

1.1.121    “Jazz” has the meaning set forth in the introduction.

1.1.122    “Jazz Anti-Corruption Termination” means any termination by Jazz of this Agreement, in whole or in part, pursuant to Section 13.3, if Jazz’s right to so terminate arose in whole or in part due to a breach by Codiak of Section 11.1.7(b).

1.1.123    “Jazz Collaboration IP” [***].

1.1.124    “Jazz Collaboration Know-How” [***].

1.1.125    “Jazz Collaboration Patent Rights” [***].

1.1.126     “Jazz Executive” has the meaning set forth in Section 2.7.1(d).

1.1.127    “Jazz Indemnitees” has the meaning set forth in Section 12.1.1.

1.1.128    “[***]” has the meaning set forth in Section 3.3.1.

1.1.129    “Jazz IP” [***].

1.1.130    “Jazz Know-How” [***].

1.1.131    “Jazz Patent Rights” [***].

1.1.132    “Joint Collaboration IP” [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.133    “Joint Collaboration Know-How” [***].

1.1.134    “Joint Collaboration Patent Rights” [***].

1.1.135    “Joint Development Plan” or “JDP” has the meaning set forth in Section 4.3.3.

1.1.136    “Joint Development Program” has the meaning set forth in Section 4.3.3.

1.1.137    “Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.7.1(a).

1.1.138    “Know-How” means any and all information and materials, including discoveries, inventory, information, regulatory filings, processes, formulae, data, inventions (whether patentable or not), invention disclosures, know-how and trade secrets (whether patentable or not), including all chemical, pharmaceutical, toxicological, biochemical, and biological, technical and non-technical data, and information relating to the results of tests, assays, methods, and processes, and specifications or other documents containing information and related data, and any preclinical, clinical, assay control, manufacturing, regulatory, and any other data or information.

1.1.139    “Lead Regulatory Party” has the meaning set forth in Section 5.1.1.

1.1.140    “Liabilities” has the meaning set forth in Section 12.1.1.

1.1.141    “Licensed Compound” means any Compound that is a Collaboration Candidate or that was generated using the Codiak Platform Know-How or Codiak Platform Patent Rights and is designed to modulate or otherwise affect a Collaboration Target.

1.1.142    “Licensed IP” [***].

1.1.143    “Licensed Product” means any product, including any Combination Product, that contains a Licensed Compound.

1.1.144    “Liens” means any lien, pledge, encumbrance, or claim of ownership (excluding any license rights granted as of the Effective Date under the Codiak In-Licenses).

1.1.145    “Major European Country” means [***].

1.1.146    “Manufacture” or “Manufacturing” means to make, have made, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any intermediate or component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any intermediate or component thereof, and “Manufacturer” means a Person engaged in Manufacturing activities.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.147    “NDA” means a New Drug Application filed in accordance with section 505(b)(1) of the FFDCA and applicable regulations and requirements of the FDA as from time to time amended and in effect.

1.1.148    “Net Profits/Net Losses” has the meaning set forth in Exhibit C and shall be calculated in accordance with such Exhibit.

1.1.149    “Net Sales” means, with respect to a Licensed Product for any period, the gross amount billed or invoiced by Jazz, its Affiliates or its Sublicensees for the sale of a Licensed Product to Third Parties (including Distributors) commencing with the First Commercial Sale of such Licensed Product, less the following to the extent actually incurred, allowed, accrued or specifically allocated: [***].

1.1.150    “Non-Clinical Studies” means all non-human studies of Licensed Compounds and Licensed Products.

1.1.151    “Non-Optioned Product” means any Licensed Product that is not an Optioned Product.

1.1.152    “North America” means the United States, Canada and Mexico.

1.1.153    “Notice of Dispute” has the meaning set forth in Section 14.2.1.

1.1.154    “Notice Period” has the meaning set forth in Section 13.3.1.

1.1.155    “Optioned Product” means a Licensed Product for which Codiak has exercised its Development and Commercialization Option, and Jazz has not exercised its one-time veto with respect to the exercise of such option, all pursuant to Section 4.3.1.

1.1.156    “Other Items” has the meaning set forth in the definition of Combination Product.

1.1.157    “Parties” has the meaning set forth in the introduction.

1.1.158    “Party Representatives” has the meaning set forth in Section 11.1.7(b).

1.1.159    “Patent Right” means any and all national, regional and international (a) issued patents and pending patent applications (including provisional patent applications), (b) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.1.160    “Payload” means any therapeutic molecule that may be delivered by an Exosome. For clarity, a Surface Targeting Molecule is not a Payload.

1.1.161    “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

1.1.162    “Phase I Clinical Trial” means a Clinical Trial of a Licensed Product that generally provides for the first introduction into humans of such Licensed Product, with the primary purpose of determining metabolism and pharmacokinetic properties and side effects of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), excluding any investigator-initiated Clinical Trials.

1.1.163    “Phase I/II Clinical Trial” means a combined Clinical Trial that constitutes both a Phase I Clinical Trial and a Phase II Clinical Trial.

1.1.164    “Phase II Clinical Trial” means a Clinical Trial of a Licensed Product conducted on a sufficient number of subjects for evaluating (and the principal purpose of which is to evaluate) the effectiveness of a pharmaceutical product for its particular intended use and for obtaining (and to obtain) information about side effects and other risks associated with the drug, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, to permit the design of further clinical trials of such Licensed Product, excluding any investigator-initiated Clinical Trials.

1.1.165    “Phase III Clinical Trial” means a pivotal Clinical Trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product and conducted by or on behalf of Jazz, its Affiliates or Sublicensees on a sufficient number of subjects for ascertaining (and that is designed to ascertain) the overall risk-benefit relationship of the Licensed Product for its intended use and for determining (and to determine) warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, which trial is necessary to support Regulatory Approval of such Licensed Product, excluding any investigator-initiated Clinical Trials.

1.1.166    “Phase IV Clinical Trial” means a Clinical Trial of a Licensed Product that constitutes (a) a post-marketing requirement of a Regulatory Authority to, or a commitment to a Regulatory Authority that is required to, maintain any Regulatory Approval given by such Regulatory Authority for the Licensed Product, or (b) any other post-marketing studies undertaken in respect of the Licensed Product that may not be required by a Regulatory Authority.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.167    “PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

1.1.168    “PMDA” means the Pharmaceutical and Medical Devices Agency of Japan or any successor agency or authority thereto.

1.1.169    “Pre-Existing Excluded Target” has the meaning set forth in Section 11.2.10.

1.1.170    “Product Information” has the meaning set forth in Section 9.1.

1.1.171    “Product Trademarks” has the meaning set forth in Section 10.8.

1.1.172    “Profit Share Term” has the meaning set forth in Section 13.1.

1.1.173    “Proposed Codiak Platform Addition” has the meaning set forth in Section 3.3.2.

1.1.174    “Reciprocal Codiak Partner Technology” [***].

1.1.175    “Reciprocal Jazz Partner Technology” [***].

1.1.176    “Region” means each of the following: (a) North America, (b) the European Union (as it is constituted as of the effective date of termination, but excluding the United Kingdom), (c) the United Kingdom, (d) Asia/Western Pacific, and (e) all other countries in the Territory that are not included in the foregoing clauses (a), (b), (c), or (d).

1.1.177    “Regulatory Approval” means, with respect to a country or jurisdiction, any and all approvals (including Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such country or jurisdiction.

1.1.178    “Regulatory Authority” means, with respect to a country or jurisdiction in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or otherwise exercising authority with respect to biopharmaceutical products in such country or jurisdiction.

1.1.179    “Regulatory Documentation” means all (a) applications (including all BLAs or INDs), registrations, licenses, authorizations and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files, (c) clinical and other data contained, referenced or otherwise relied upon in any of the foregoing, and (d) any Drug Master File.

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1.1.180    “Regulatory Materials” means regulatory applications, submissions, notifications, correspondences, registrations, Regulatory Approvals or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture, or Commercialize a Licensed Compound or Licensed Product in a particular country or regulatory jurisdiction.

1.1.181    “Replacement Target” has the meaning set forth in Section 2.5.1(b).

1.1.182    “Research Collaboration” has the meaning set forth in the recitals.

1.1.183    “Research Collaboration Materials” means any materials needed or used for the Research Collaboration.

1.1.184    “Research Plan” collectively means all Work Plans.

1.1.185    “Research Program” means each research program, including the Initial Research Programs, conducted under ARTICLE II pursuant to a Work Plan.

1.1.186    “Research Program Materials” means any materials provided by one Party to the other Party in connection with the performance of a Work Plan.

1.1.187    “Research Program Term” has the meaning set forth in Section 2.2.

1.1.188    “Revived Target” has the meaning set forth in Section 2.5.1(c).

1.1.189    “ROW” means all countries of the world other than the Shared Territory.

1.1.190    “Royalty Report” has the meaning set forth in Section 8.18.1.

1.1.191    “Royalty Term” [***].

1.1.192    “SDEA” has the meaning set forth in Section 11.1.8.

1.1.193    “Second Sales Milestone” has the meaning set forth in Section 8.9.

1.1.194    “Shared Required Development” has the meaning set forth in Schedule 4.3.3.

1.1.195    “Shared Research Costs” has the meaning set forth in Section 2.1.3.

1.1.196    “Shared Territory” means the United States and Canada.

1.1.197    “Shared Territory Commercialization Plan” has the meaning set forth in Section 6.2.2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1.1.198    “Sublicensee” means any Third Party that is granted a sublicense (whether directly or through multiple tiers) under Section 3.1.1 by Jazz or its Affiliate in accordance with the terms of this Agreement to Commercialize one or more Licensed Products.

1.1.199    “Successful Ph 1/2 POC” [***].

1.1.200    “Surface Targeting Molecule” means any molecule that has the primary purpose of directing an Exosome to a particular location or cell type.

1.1.201    “Target” means any protein, peptide, polypeptide, nucleotide, polynucleotide, ribonucleotide, polyribonucleotide, carbohydrate, lipid, or combination or association of the foregoing, including any such molecules that are secreted, membrane-associated, extracellular, or intracellular, of any species.

1.1.202    “Term” has the meaning set forth in Section 13.1.

1.1.203    “Territory” means all countries and jurisdictions in the world.

1.1.204    “Third Party” means any person or entity other than the Parties and their respective Affiliates, officers, directors, employees, agents or subcontractors.

1.1.205    “Third Party Action” has the meaning set forth in Section 10.6.1.

1.1.206    “United States” means the United States of America, including Puerto Rico and its other territories and possessions.

1.1.207    “Valid Claim” means a composition of matter or use or method of manufacture claim contained in (a) an issued and unexpired Codiak Patent Right or Joint Collaboration Patent Right that Covers the manufacture, use, sale or importation in or into the relevant country of the applicable Licensed Product, which claim has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise; or (b) [***] from the earliest applicable priority date and that, if issued, would Cover the manufacture, use, sale or importation in or into the relevant country of the applicable Licensed Product; provided that, if a claim ceases to be a Valid Claim by reason of the foregoing subclause (b), then such claim shall again be deemed a Valid Claim in the event such claim subsequently issues.

1.1.208    “Work Plan” means, with respect to any Research Program, the written work plan for conducting such Research Program as further described in Section 2.3.

Section 1.2    Certain Rules of Interpretation in this Agreement and the Schedules.

1.2.1    Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be

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applicable to all genders and the word “or” is used in the inclusive sense (and/or). The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”. The words “shall” and “will” have the same meaning. Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following a specified time period after a date will be calculated by excluding the day or Business Day of such date, as applicable, and including the day or Business Day, as applicable, of the date on which the period ends. Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment will be made or action taken on the next Business Day following such day to make such payment or do such act.

1.2.2    The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections. Unless otherwise specified, references in this Agreement to any Article, Section, Exhibit or Schedule are references to such Article, Section, Exhibit or Schedule of this Agreement.

ARTICLE 2.

RESEARCH PROGRAMS

Section 2.1    Objective and Conduct of the Research Programs.

2.1.1    Objective. The purpose of each Research Program will be to identify and evaluate Exosome therapeutics that incorporate one or more Payloads to modulate or otherwise affect a Collaboration Target, and that may incorporate one or more Surface Targeting Molecules to direct the Exosomes towards a particular cell type or target location (a “Compound”). Such Compounds may be selected as Collaboration Candidates for further Development, Manufacture, Commercialization and other Exploitation under this Agreement.

2.1.2    Standards of Conduct. Codiak will, and will cause its Affiliates to, conduct its activities under the Research Programs in accordance with the applicable Work Plan(s), the terms of this Agreement and Applicable Law, and according to current scientific standards in the biopharmaceutical industry.

2.1.3    Activities; Research Program Materials; Costs. During each of the Research Program Terms, Codiak will, and will cause its Affiliates to, (a) make available to Jazz and its Affiliates, for the purposes of the relevant Research Program, and perform each Work Plan using, related Codiak Know-How, (b) make available to Jazz and its Affiliates, and use for the purposes of the applicable Research Program, the Collaboration Candidates and other Research Program Materials that are specified in the applicable Work Plan or reasonably requested by Jazz, and (c) use Commercially Reasonable Efforts to conduct such activities as are assigned to Codiak under the relevant Work Plans within the timelines contained therein (such activities, “Codiak Program Activities”). Codiak will bear the costs and expenses in connection with its performance of the Codiak Program Activities for the first [***] Collaboration Targets and for a Replacement Target selected in accordance with

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Section 2.5.1. Subsequent to the first [***] Collaboration Targets, in the case of a Revived Target, each Party will be responsible for [***] of the Development Costs, including [***] (the “Shared Research Costs”), subject to a mutually determined budget.

2.1.4    Codiak IP Updates. On a Research Program-by-Research Program basis, during the applicable Research Program Term, Codiak will, and will cause its Affiliates to, through the JSC, as practicable, keep Jazz apprised of any Codiak IP that comes under the Control of Codiak or its Affiliates and that could reasonably be necessary or useful in the conduct of the relevant Research Program or the Development of Collaboration Candidates or Licensed Products arising out of such Research Program.

Section 2.2    Term of the Research Programs. The term of each Initial Research Program will commence on the Effective Date, and the term of each subsequent Research Program will commence on the date of delivery of the applicable Collaboration Target Designation Notice (or, in the case of a new Research Program initiated pursuant to Section 2.5.2, on the date of such initiation), as applicable, and the term of each Research Program will continue, on a Research Program-by-Research Program basis, until the earliest of (a) unless otherwise agreed by the Parties in writing, the Development Candidate Decision Point for a Collaboration Candidate in respect of the applicable Collaboration Target, (b) the termination of this Agreement with respect to the applicable Collaboration Target or Research Program, or (c) the termination of the Research Program by mutual agreement of the Parties pursuant to this Section 2.2 (each such period, a “Research Program Term”). In the case of clause (c) of the previous sentence, the applicable Collaboration Target shall be deemed to be a “Discontinued Target” for all purposes hereunder. In respect of a Research Program for which Jazz is not obligated pursuant to Section 2.1.3 to reimburse Codiak for any Shared Research Costs, in the event that Codiak reasonably believes that, based on reasonable scientific judgment, such Research Program will not succeed, then Codiak will discuss with Jazz, including the feasibility of Jazz continuing such Research Program. If the Parties agree to terminate such Research Program, with Jazz’s consent not to be unreasonably withheld, such Research Program will be terminated, and the applicable Collaboration Target will, unless such Target becomes a Revived Target, be considered a failed Target for purposes of determining whether Jazz is entitled to name a Replacement Target pursuant to Section 2.5.1(b). In respect of a Research Program for which Jazz is obligated pursuant to Section 2.1.3 to reimburse Codiak for any Shared Research Costs, in the event that either Party reasonably believes that, based on reasonable scientific judgment, such Research Program will not succeed, then such Party will discuss with the other Party, including the feasibility of the other Party continuing such Research Program. If the Parties agree to terminate such Research Program, with neither Party’s consent to be unreasonably withheld, such Research Program will be terminated, and the applicable Collaboration Target will, unless such Target becomes a Revived Target, be considered a failed Target for purposes of determining whether Jazz is entitled to name a Replacement Target pursuant to Section 2.5.1(b).

Section 2.3    Work Plans; Records, Selection of Development Candidates.

2.3.1    Work Plans. The Work Plans for each Initial Research Program are attached hereto as Exhibit A. The Work Plans for the other Research Programs for the

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Additional Collaboration Target, Replacement Target and Revived Targets, if applicable, will be substantially in the form of the form of Work Plan attached hereto as Exhibit B, or as otherwise agreed in writing by the Parties.

2.3.2    Work Plan Contents. Each Work Plan will (a) provide a framework for the applicable Research Program and (b) set forth (i) the objectives of the Research Program, which will be consistent with the objectives of the Research Collaboration as set forth in the recitals and Section 2.1, (ii) the specific Codiak Program Activities to be undertaken to achieve those objectives, (iii) an estimated timeline for the completion of each such Codiak Program Activity, (iv) any Codiak Platform Know-How or Codiak Platform Patent Rights (A) to be used by Codiak or its Affiliates under such Work Plan, or (B) to be transferred to Jazz or its Affiliates in connection with the Work Plan, (v) if the applicable Collaboration Target is not one of the first [***] Collaboration Targets, an itemized budget for the estimated internal FTE Costs and out-of-pocket external costs and expenses expected to be incurred by Codiak and its Affiliates with respect to such Work Plan in the form of (and showing the level of detail as set forth in) the budget included in Exhibit B, including any Codiak Program Activities specified therein that are anticipated to be conducted by (sub)contractors, (vi) the Research Program Materials to be used or made available during the Research Program Term, (vii) any Jazz Know-How to be transferred to Codiak because it is necessary for Codiak to perform the Codiak Program Activities, and (viii) such further terms and conditions that the Parties may agree to be applicable to the Research Program (including their rights and obligations with respect thereto).

2.3.3    Approval of Work Plan(s) for Additional Target(s); Work Plan Amendments. Upon Jazz’s delivery of a Collaboration Target Designation Notice, the JSC will approve a mutually agreed upon new Work Plan, which will be added to the Research Plan and be deemed to be a Work Plan hereunder. The JSC will review and may approve modifications to each Work Plan from time to time, provided that (a) any reduction in the activities specified in the Work Plan or the scope of the Work Plan may be made only by mutual agreement between the Parties, with Jazz’s consent not to be unreasonably withheld, and with Codiak’s consent not to be unreasonably withheld if Jazz is obligated pursuant to Section 2.1.3 to reimburse Codiak for any Shared Research Costs in respect of the Work Plan, and (b) Codiak may expand the activities under the Work Plan or the scope of the Work Plan without Jazz’s consent, provided that such expansion does not result in additional financial obligations for Jazz, including, for clarity, in connection with reimbursement of Codiak for Shared Research Costs in respect of the Work Plan pursuant to Section 2.1.3.

2.3.4    Records and Reports. Codiak will, and will cause its Affiliates to, maintain, in good scientific manner and in a format which complies with Applicable Law and regulatory requirements, complete and accurate books and records (which may be kept in an electronic or digital format which is essentially the same as the format Codiak uses for its own research data) pertaining to its activities under each Work Plan, in sufficient detail to verify compliance with its obligations under this Agreement and which books and records will (a) be appropriate for patent and regulatory purposes, (b) be kept and maintained in compliance with Applicable Law, (c) properly reflect all work done and results achieved in the performance of its activities hereunder and (d) record only such activities and not include or be commingled

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with records of activities outside the scope of this Agreement (such books and records, “Codiak Program Records”). As part of keeping the Codiak Program Records, Codiak will ensure that all of the personnel and agents of Codiak and its Affiliates that are involved in any Research Program will keep accurate laboratory notebooks, which laboratory notebooks will be duly signed and dated. Such Codiak Program Records will be retained by Codiak and its Affiliates for at least [***] after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Law. During the Term, Jazz will have the right, during normal business hours and upon reasonable notice, to inspect and copy all Codiak Program Records. Codiak will provide the Joint Steering Committee with detailed reports relating to the activities of Codiak and its Affiliates under each Research Program each Calendar Quarter of the applicable Research Program Term.

2.3.5    Electronic Data Room. As of the start of each Research Program Term, on a Research Program-by-Research Program basis, Codiak will host an electronic data room or SharePoint Web site onto which Codiak and its Affiliates will upload certain relevant information and documentation relating to the Research Program (the “Electronic Data Room”). The Electronic Data Room will contain information reasonably calculated to keep Jazz apprised of the progress of the Research Program and will consist of the following: (a) all reports describing material results generated by Codiak or its Affiliates during the Research Program Term, taking into account Codiak’s usual procedures for processing, validating and ensuring quality control of raw research data (with the intention being that any such reports containing processed, validated and quality controlled data will be made available within the Electronic Data Room essentially at the same time as they become available to Codiak or its Affiliates or as soon as possible thereafter), (b) material research protocols, (c) material manufacturing assays and analytics, (d) material agreements with Third Parties relevant to the Research Program (subject to confidentiality provisions therein), and (e) other material information as mutually agreed upon by the Parties. For clarity, raw research data not contained in research reports will not be uploaded into the Electronic Data Room. Jazz and its Affiliates will be entitled, but not required, to upload information or documentation relating to the Research Program to the Electronic Data Room and to download information or documentation uploaded by Codiak or its Affiliates. Unless otherwise agreed, such data room will be fully accessible by Jazz and its Affiliates during the Term. In the event that, during the applicable Research Program Term, Codiak intends to shut down such dataroom for any period of time or permanently, it shall notify Jazz in advance and provide to Jazz and its Affiliates a copy of the contents of the Electronic Data Room prior to shutting down such data room.

2.3.6    Selection of Collaboration Candidates; Designation of Development Candidates. The JSC will select Collaboration Candidates for further Development under the Research Collaboration. The JSC will designate [***] Development Candidate for each Collaboration Target for further Development, Commercialization or other Exploitation pursuant to the terms of this Agreement and, subject to Section 4.1.2, Jazz may designate [***] Backup Candidates for such Collaboration Target.

Section 2.4    Subcontracting; Performance by Affiliates. Codiak will have the right to subcontract any of the activities assigned to it under any Work Plan (a) to any Third Party that

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has been pre-approved by Jazz and is designated in such Work Plan as an authorized (sub)contractor and (b) to any other Third Party only with the consent and written approval of the JSC (such consent not to be unreasonably withheld, conditioned or delayed). Unless the JSC has decided that the applicable type of subcontracting pursuant to this Section 2.4 by Codiak is exempt from the review requirements imposed by this Section 2.4, if Codiak desires to subcontract any of the activities assigned to it under any Work Plan to a Third Party, Codiak will notify Jazz regarding the identity of the Third Party and the nature of the contemplated subcontracting. Jazz will then have up to [***] to notify Codiak whether Jazz will review the applicable subcontracting and related agreements. If Jazz so notifies Codiak, Codiak will then provide the draft(s) of such agreement(s) to Jazz, and Jazz will have up to [***] to review and comment on such draft(s) from the date that Codiak provides such draft(s). Codiak will consider such comments in good faith but will have no obligation to implement them. Without limiting the foregoing, Codiak will promptly disclose to Jazz the executed versions of any agreements with such Third Party. Jazz and its Affiliates will have the right to subcontract any of its or their activities assigned to it or them under any Work Plan to a Third Party only with the consent and written approval of the JSC (such consent not to be unreasonably withheld, conditioned or delayed). Unless the JSC has decided that the applicable type of subcontracting pursuant to this Section 2.4 by Jazz is exempt from the review requirements imposed by this Section 2.4, if Jazz desires to subcontract any of the activities assigned to it under any Work Plan to a Third Party, Jazz will notify Codiak regarding the identity of the Third Party and the nature of the contemplated subcontracting. Codiak will then have up to [***] to notify Jazz whether Codiak will review the applicable subcontracting and related agreements. If Codiak so notifies Jazz, Jazz will then provide the draft(s) of such agreement(s) to Codiak, and Codiak will have up to [***] to review and comment on such draft(s) from the date that Jazz provides such draft(s). Jazz will consider such comments in good faith but will have no obligation to implement them. Without limiting the foregoing, Jazz will promptly disclose to Codiak the executed versions of any agreements with such Third Party. In each case, no such permitted subcontracting will relieve the subcontracting Party of any obligation hereunder. Each Party agrees that the other Party may perform some or all of its obligations under this Agreement through Affiliates (other than, in the case of Codiak, a Future Acquirer unless Jazz provides its prior written consent) for so long as they remain Affiliates of such other Party; provided that each Party will remain responsible and be a guarantor of the performance by its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party and the other Party may proceed directly against such Party without any obligation to first proceed against such Affiliate.

Section 2.5    Additional Collaboration Target, Replacement Target and Revived Collaboration Targets and Research Program. For so long as Jazz has the right to designate an Additional Collaboration Target or Replacement Target, upon Jazz’s reasonable request (such requests not to exceed [***] times per Calendar Year), Codiak shall disclose to Jazz those Targets that are Excluded Targets on the basis that Codiak has an active internal research program.

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2.5.1    Additional Collaboration Targets.

(a)    Jazz shall nominate one additional Target as a Collaboration Target by delivering a Collaboration Target Designation Notice within [***] of the Effective Date. If, (i) in the case of a nomination occurring within one year after the Effective Date, such nominated Target is neither a Pre-Existing Excluded Target nor qualifies for clause (b) of the definition of “Excluded Target”, or (ii) in the case of any other nomination, such nominated Target is a Designatable Target, in each case ((i) and (ii)), Codiak shall so notify Jazz and such nominated Target shall automatically become an additional Collaboration Target (an “Additional Collaboration Target”). If (x) in the case of a nomination occurring within [***] after the Effective Date, such nominated Target is either a Pre-Existing Excluded Target or qualifies for clause (b) of the definition of “Excluded Target”, or (y) in the case of any other nomination, such nominated Target is an Excluded Target other than any Excluded Target listed on the most-recently-provided list of Excluded Targets provided by Codiak to Jazz pursuant to Section 2.5, then, in each case ((x) and (y)), Codiak shall promptly notify Jazz, and Jazz shall have the right to repeat the nomination process provided by this Section 2.5.1(a) within [***] after Jazz’s receipt of such notification, at which point in time such right shall expire if not already exercised, provided that Jazz shall have the right to repeat such nomination process until a Target is successfully nominated.

(b)    Jazz may nominate [***] replacement Target as a Collaboration Target if [***] Collaboration Targets fail prior to IND Acceptance, by delivering a Collaboration Target Designation Notice within [***] following the failure of the second of such two Collaboration Targets. If such nominated Target is a Designatable Target, Codiak shall so notify Jazz and such nominated Target shall automatically become a replacement Collaboration Target (a “Replacement Target”). If such nominated Target is an Excluded Target other than any Excluded Target listed on the most-recently-provided list of Excluded Targets provided by Codiak to Jazz pursuant to Section 2.5, then Codiak shall promptly notify Jazz, and Jazz shall have the right to repeat the nomination process provided by this Section 2.5.1(b) within [***] after Jazz’s receipt of such notification, at which point in time such right shall expire if not already exercised, provided that Jazz shall have the right to repeat such nomination process until a Target is successfully nominated.

(c)    Jazz may re-designate any Discontinued Target as a Collaboration Target (each, a “Revived Target”) by delivering a Collaboration Target Designation Notice within [***] after the termination of the Research Program for such Discontinued Target pursuant to clause (c) of Section 2.2 in the event that (i) Jazz or Codiak has received additional data indicating that such Discontinued Target may be a viable Collaboration Target or (ii) Codiak notifies Jazz pursuant to this Section 2.5.1(c) that it has re-initiated an active internal research program with respect to the applicable Discontinued Target. Codiak shall notify Jazz if Codiak initiates an active internal research program with respect to any Discontinued Target.

In each case (a), (b), and (c) the Parties will agree in good faith upon a Work Plan for such newly designated Additional Collaboration Target, Replacement Target, or Revived Target, as applicable, using the form of Work Plan attached hereto as Exhibit B. For purposes of this Section 2.5.1, “Designatable Target” means any oncology Target that is not an Excluded Target.

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2.5.2    Additional Research Program. Unless and until Jazz designates an Additional Collaboration Target pursuant to clause (a) of Section 2.5.1, Jazz has the one-time right to initiate a [***] Research Program for any [***] Initial Collaboration Target. If Jazz does so, the Parties will agree in good faith upon a Work Plan for such new Research Program, and such new Research Program shall be a Research Program for all purposes hereunder.

Section 2.6    Transition Plan. Promptly after the first JSC meeting, Codiak and its Affiliates will begin a process of transferring the Codiak Know-How to Jazz and its Affiliates in accordance with the procedures and timelines to be agreed upon at the first JSC meeting.

Section 2.7    Governance of Research Programs.

2.7.1    Joint Steering Committee.

(a)    Formation and Composition. Within [***] after the Effective Date, (i) the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”) that includes as its representatives up to [***] senior executives of each Party with appropriate experience and authority to discharge their responsibilities, and (ii) each Party shall notify the other of its designated senior executives. Each Party may change its JSC representatives from time to time by written notice to the other Party; provided that the new JSC representatives are senior executives with such experience and authority. Each Party will designate one of its JSC members as a co-chair. Each Party may allow additional employees to attend meetings of the JSC subject to the confidentiality provisions of ARTICLE IX.

(b)    Functions and Authority. The JSC will be responsible for overseeing the Research Collaboration and the Research Programs, Phase I Clinical Trials, Phase I/II Clinical Trials, and Phase II Clinical Trials (for so long as Codiak or its Affiliates are conducting such trials), and any Development after the exercise by Codiak of its Development and Commercialization Option, and will oversee the activities under the Co-Promotion Agreement(s), if applicable, as set forth below. Its functions (which may be delegated to any subcommittees) include:

i.    Oversee the conduct of the Research Programs, the EDPs and the JDPs, including reviewing any expected or actual delays in the conduct of the activities thereunder;

ii.    Oversee the commencement of IND-Enabling Studies and designation of Development Candidates;

iii.    Oversee development of regulatory strategies for the Licensed Compounds and Licensed Products;

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iv.    Review and approve Work Plans (subject to Section 2.3), EDPs, JDPs, and Shared Territory Commercialization Plans and, to the extent applicable, corresponding budgets and amendments to any of the foregoing, including in connection with Schedule 4.3.3;

v.    As contemplated in Section 2.4 and Section 4.6, approve subcontractors, decide which types of subcontractor agreements do not require review, and otherwise consider ways to streamline review of subcontracting;

vi.    Coordinate the Manufacturing activities and technology transfer activities of Codiak and its Affiliates and Jazz and its Affiliates hereunder and under any supply agreement entered into by the Parties or their respective Affiliates;

vii.    Facilitate the flow of information between the Parties regarding Development, and the transfer of Codiak Know-How and Research Program Materials in accordance with the applicable Work Plan;

viii.    Resolve issues referred to the JSC by the Alliance Managers or any subcommittee created by the JSC;

ix.    Review reports received from either Party as contemplated herein;

x.    Coordinate the logistics of the Parties’ financial reporting obligations;

xi.    Following exercise of the Development and Commercialization Option, review and discuss Jazz’s reports and updates to the JSC regarding its Commercialization activities and plans for Licensed Products in the Shared Territory;

xii.    Following exercise of the Development and Commercialization Option, (1) review and update financial forecasts at least quarterly to ensure actual and anticipated spend is within the approved Commercial Budget; and (2) to the extent that any Commercialization costs and expenses apply to both the Shared Territory and the ROW, reasonably allocate such costs between the Shared Territory and the ROW based on the expected benefit in the Shared Territory and the ROW as determined by the composition of the expected target audience or any other reasonable criteria determined by the JSC;

xiii.    Discuss and attempt to resolve financial disputes and accounting issues, including the interpretation of relevant defined financial terms, in order to achieve the proper allocation of Development Costs and the sharing of Net Profit/Net Losses in the manner set forth in this Agreement; and

xiv.    Such other matters as the Parties may mutually agree in writing or as are assigned to the JSC herein.

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(c)    JSC - Meetings. During the Term, the JSC will meet in person or by teleconference or videoconference at least [***] a year until it is disbanded, and otherwise as frequently as needed. The presence of at least two representatives of each of Jazz and Codiak at a meeting will constitute a quorum.

(d)    JSC - Decisions. Each Party’s representatives on the JSC will have one collective vote in all decisions, and, for clarity, no decision will be a decision of the JSC or have any effect unless each Party, through its representatives on the JSC, voted in favor of, or provided its written consent to, such decision. The JSC will strive to make decisions by consensus, either as discussed and decided during JSC meetings or by written consent, provided, however, that (i) if the JSC cannot reach agreement by consensus within [***] Days (or such longer period of time as the Parties may agree) for an issue being brought to a vote, then such matter will be referred by the Alliance Managers to a senior executive to be designated by Jazz (the “Jazz Executive”) and a senior executive to be designated by Codiak (the “Codiak Executive”), and (ii) in the event the matter remains unresolved [***] after being referred to the Parties’ executives pursuant to clause (i) then the status quo shall prevail unless one Party has final decision-making authority as set forth below: [***].

(e)    JSC - Subcommittees. The JSC will be entitled to form subcommittees to which it may delegate responsibilities, such as a joint research committee, a joint development committee, a joint manufacturing committee, a joint finance committee, a joint patent committee, or, in the case of the exercise of the Development and Commercialization Option by Codiak, a joint commercialization committee. Any such subcommittees will be governed by rules established by the JSC and may make such decisions in lieu of the JSC as delegated by the JSC.

(f)    JSC - Minutes and Reports. The Joint Steering Committee will maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken. The Alliance Managers will alternate preparing the draft minutes. Such minutes will record accurately all proposed decisions, recommendations, and final decisions of the JSC. The Alliance Managers will in good faith use their best efforts to agree on draft minutes of each meeting promptly following the meeting but in no event later than [***] after the meeting, and the draft minutes will be distributed by the Alliance Managers to the members of the JSC within [***] after each meeting. Such draft minutes will be deemed final and approved by the Parties [***] after such distribution. A presentation utilized during the JSC meeting will include a summary of (i) the status of the Research Programs, (ii) any issues requiring decisions or resolution by the JSC, and (iii) any proposed decisions or resolutions with respect thereto as prepared by the JSC and consolidated by the Alliance Managers. This presentation will be filed together with the JSC meeting agenda and minutes in the Electronic Data Room.

(g)    JSC - Duration. The Joint Steering Committee will be in existence until its disbandment. Jazz may disband the Joint Steering Committee at any time if (i) all Work Plans are completed or terminated, (ii) Codiak has completed its obligations to conduct Phase I Clinical Trials, Phase I/II Clinical Trials, and Phase II Clinical Trials, (iii) Codiak has not exercised its Development and Commercialization Options and has no further

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right to exercise such an option and (iv) the Manufacturing of all Licensed Products has been transferred to Jazz or its Affiliates. In such a case, all subcommittees thereto shall be disbanded and the Parties shall resolve any disputes pursuant to the escalation and dispute resolution provisions of this Agreement.

2.7.2    Alliance Managers.

(a)    Within [***] following the Effective Date, each Party will designate an individual to act as the primary point of contact between the Parties (each such individual, an “Alliance Manager”) to facilitate the effective exchange of information between the Parties, discuss the Parties’ respective performance under this Agreement, assist with governance activities and serve as the initial point of contact to resolve any disputes between the Parties. The Alliance Manager will be responsible for (i) the launch of the Research Collaboration and (ii) coordinating the activities of the JSC, facilitating the scheduling and conduct of the JSC meetings, being responsible for the preparation and circulation of the JSC meeting agenda and minutes and ensuring that relevant action items from JSC meetings are addressed. A Party may replace its designated Alliance Manager at any time by written notice to the other Party.

(b)    After the disbanding of the JSC, the Alliance Managers will remain as the primary point of contact for the exchange of information under this Agreement but excluding day-to-day scientific exchanges between the Parties or where notice is required to be given by the terms of this Agreement.

Section 2.8    Use of Materials. Each Party acknowledges and agrees that (a) it will not use any Research Program Materials of the other Party for any purpose other than (i) activities set forth in a Work Plan or (ii) with respect to Jazz or its Affiliates as the receiving Party, other than within the scope of the licenses granted to it or them hereunder, (b) it will only use Research Program Materials in compliance with all Applicable Laws, and (c) except as otherwise provided hereunder or in a Work Plan, it (i) will not reverse engineer, deconstruct or analyze (for the purpose of reverse engineering or deconstruction) any of the Research Program Materials of the other Party but may perform any such activities with respect to any Collaboration Candidate, and (ii) will not transfer or make available any Research Program Materials to any Third Party without the express prior written consent of the other Party (which consent once given for a Third Party shall remain in effect unless and until revoked by the consenting Party), except that Jazz or its Affiliates may, without such consent, transfer any Research Program Materials to its or their sublicensees and (sub)contractors for use within the scope of the licenses granted to it hereunder. At the end of the applicable Research Program Term, each Party will return to the other Party any Research Program Materials of the other Party as to which such Party does not have continuing rights to use as specified hereunder. Each Party receiving any Research Program Materials understands and agrees that such Research Program Materials (w) may be experimental in nature or may not have been fully researched, (x) are provided “as is”, (y) may have hazardous properties, and (z) are used by it at its own risk and sole liability. Each Party receiving any Research Program Materials further agrees that such Party’s (or its Affiliate’s, sublicensee’s or (sub)contractor’s) use of any received Research Program Materials will be limited to its (or its Affiliate’s or (sub)contractor’s) premises, and that such Research Program

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Materials will be handled and, where applicable, disposed of (1) with the highest degree of care with regard to the toxicological and environmental dangers associated therewith, (2) in accordance with all Applicable Laws, including all health and safety at work requirements and all applicable regulations relating to work with recombinant materials, and (3) by personnel that are fully trained in relevant procedures.

ARTICLE 3.

LICENSING

Section 3.1    Licenses.

3.1.1    Development and Commercialization License. Codiak and its Affiliates will, and do hereby, grant to Jazz an exclusive (including with respect to Codiak and its Affiliates, provided that Codiak retains the right to perform its obligations hereunder and, if applicable, under any Co-Promotion Agreement), perpetual and irrevocable (except as set forth in ARTICLE XIII) license, with the right to sublicense through multiple tiers (subject to Section 3.2), to and under the Licensed IP to Develop, Manufacture (including have made rights), Commercialize, and otherwise Exploit Licensed Compounds and Licensed Products in the Field in the Territory (such license, the “Development and Commercialization License”). For the avoidance of doubt, all Codiak Platform Improvements, Included Codiak Platform Additions, and Codiak Platform Addition Blocking IP is included in the Licensed IP to the extent that such Codiak Platform Improvements, Included Codiak Platform Additions, and Codiak Platform Addition Blocking IP is owned or Controlled by Codiak.

3.1.2    Codiak Trademark License. Effective as of the Effective Date, Codiak and its Affiliates will, and do hereby, grant to Jazz a non-exclusive, perpetual and irrevocable (except as set forth in ARTICLE XIII) license in the Field in the Territory, with the right to sublicense through multiple tiers, to and under its and their corporate names and logos as necessary in connection with Jazz’s Exploitation of the Licensed Products.

Section 3.2    Sublicensing. Jazz shall have the right to sublicense the rights and licenses granted by Codiak to Jazz under Section 3.1 to (a) subject to Section 4.6, subcontractors, (b) Sublicensees (including collaborators), and (c) Affiliates, in each case without the consent of Codiak, but subject, in each case ((a), (b), and (c)), to the terms and conditions of this Agreement; provided that, in each case, (i) such sublicense shall be in writing and consistent with the terms and conditions of this Agreement, and (ii) Jazz shall (A) require each such sublicensee to comply with the applicable terms and conditions of this Agreement and (B) remain responsible and liable for all acts and omissions of any such sublicensee in connection with this Agreement, including any such acts or omissions as relate to Jazz’s reporting and inspection obligations hereunder. Jazz will notify Codiak of any sublicenses that Jazz or its Affiliates grant to Sublicensees pursuant to Section 3.1 within [***] after execution of such sublicense and shall provide a copy of any such executed sublicense agreement (which copy may be redacted to remove information that is not necessary to confirm compliance with the applicable terms and conditions of this Agreement) to Codiak within [***] of any request therefor by Codiak.

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Section 3.3    Use and Licensing of Platform-Related Third Party Technologies.

3.3.1    Codiak First Right. If, in connection with its activities hereunder, Jazz becomes aware of any Third Party intellectual property that Jazz [***], then Jazz will notify Codiak of the existence of such [***] and any details regarding such [***], including the identity of the Third Party that owns or Controls the rights to such [***], that are available to Jazz and to the extent Jazz can make such disclosure without breaching any Third Party agreements or Applicable Law. Upon receipt of such notice, if Codiak notifies Jazz [***], then Jazz will defer pursuing rights with respect to such [***] for a mutually agreed reasonable period of time after such notice so that Codiak [***]; provided that such deferral period shall cease immediately if such [***] pertains to [***]. If Codiak obtains a license or similar rights to such [***], such rights shall be made available to Jazz in accordance with the terms of this Agreement, including this Section 3.3.

3.3.2    Codiak Disclosure Obligation. [***].

3.3.3    Responsibility for Payments for Codiak Platform Improvements and Codiak Platform Additions. Except as expressly set forth in this Section 3.3.3, Codiak will be responsible for all payment obligations owing to Third Parties under licenses or other agreements to which Codiak or any of its Affiliates is a party, including any licenses obtained for the purpose of using any Codiak Platform Pre-Existing Technology, Codiak Platform Improvement, or Deemed Included Codiak Platform Addition (including any Excluded Codiak Platform Addition if and when such Excluded Codiak Platform Addition becomes a Deemed Included Codiak Platform Addition). [***].

3.3.4    Notice Regarding Excluded Codiak Platform Additions. In the event that [***], Codiak hereby covenants to Jazz that Codiak, its Affiliates, and (sub)licensees will provide notice [***] in respect thereof that may be infringed or misappropriated [***].

3.3.5    Jazz Veto; Codiak Reimbursement for Certain Jazz Licenses.

(a)    Jazz Veto. Without limiting the foregoing, if Codiak or its Affiliates intend to use in any Research Program, EDP or JDP any technology that Codiak knows or should reasonably expect would (i) require Jazz or its Affiliates to obtain a license to any Third Party intellectual property in order to avoid infringing a patent or a pending patent application that, if issued, would be infringed or (ii) misappropriate any Third Party intellectual property in the course of Exploiting Licensed Compounds or Licensed Products as contemplated hereunder, then Codiak will notify Jazz of such intended use and will not proceed with such intended use without Jazz’s prior written consent.

(b)    Codiak Reimbursement for Certain Jazz Licenses. If (i) the Exploitation by Jazz of any Codiak Platform Pre-Existing Technology, Codiak Platform Improvement, or Deemed Included Codiak Platform Addition in connection with the Exploitation of Licensed Compounds or Licensed Products as contemplated hereunder would infringe or misappropriate any intellectual property that is owned or Controlled by a Third Party, and (ii) the Parties agree, with Codiak’s agreement not to be unreasonably withheld, that Jazz will obtain a license or other similar rights from such Third Party on terms and conditions to be negotiated in good faith in order to avoid such infringement or misappropriation, then Codiak

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shall reimburse Jazz for [***] made by Jazz to such Third Party in connection with obtaining and maintaining such license or rights as and to the extent pertaining to the Exploitation of Licensed Compounds or Licensed Products as contemplated hereunder.

Section 3.4    Reciprocal Technology.

3.4.1    Reciprocal Codiak Partner Technology. Codiak and its Affiliates will ensure that each (sub)licensee of Codiak or its Affiliates with respect to the Codiak Platform Know-How or Codiak Platform Patent Rights has agreed to (a) promptly disclose in writing to Codiak or its Affiliates any Reciprocal Codiak Partner Technology, including all relevant information and materials with respect thereto, and (b) assign, for clarity, at no cost to Jazz, such Third Party’s rights and interests in such Reciprocal Codiak Partner Technology to Codiak or its Affiliates or grant to Codiak or its Affiliates the irrevocable and royalty-free right and license to Exploit such Reciprocal Codiak Partner Technology, including a right to sublicense (through multiple tiers) to Third Parties or Jazz to at least the same extent as Jazz is permitted to Exploit the Licensed Compounds and Licensed Products pursuant to Section 3.1.1.

3.4.2    Reciprocal Jazz Partner Technology.

(a)    Jazz and its Affiliates will ensure that each sublicensee of Jazz or its Affiliates with respect to the Codiak Platform Know-How or Codiak Platform Patent Rights has agreed to (a) promptly disclose in writing to Jazz or its Affiliates any Reciprocal Jazz Partner Technology, including all relevant information and materials with respect thereto, and (b) assign, for clarity, at no cost to Codiak, such Third Party’s rights and interests in such Reciprocal Jazz Partner Technology to Jazz or its Affiliates or grant to Jazz or its Affiliates the irrevocable and royalty-free right and license to Exploit such Reciprocal Jazz Partner Technology, including a right to sublicense (through multiple tiers) to Codiak, to at least the same extent as Codiak is permitted to Exploit Reciprocal Jazz Partner Technology pursuant to Section 3.4.2(b).

(b)    Jazz will, and does hereby, grant to Codiak an exclusive, perpetual, irrevocable, and royalty-free (subject to Section 13.5.3(b)) license, with the right to sublicense through multiple tiers (subject to Section 3.2), to and under the Reciprocal Jazz Partner Technology to Exploit any compound or product in any field in any territory, other than to Develop, Manufacture (including have made rights), Commercialize, or otherwise Exploit Licensed Compounds or Licensed Products in the Field in the Territory.

Section 3.5    No License. Other than as explicitly provided for in this Agreement, nothing in this Agreement grants or will be construed to grant to either Party (a) any right or license to any intellectual property right or application therefor (including patent applications or patents) that are held by or that are in the name of the other Party or to any Confidential Information of the other Party; or (b) any claim or option to any such right or license.

Section 3.6.    [***]

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ARTICLE 4.

DEVELOPMENT

Section 4.1    Early Development Program.

4.1.1    Responsibilities. Once the JSC has designated a Development Candidate, Codiak and its Affiliates will conduct the IND-Enabling Studies, Phase I Clinical Trials, Phase I/II Clinical Trials, and Phase II Clinical Trials and related activities in respect of such Development Candidate (each such program, an “Early Development Program”) in accordance with the terms of this Section 4.1.1. Each Early Development Program conducted by Codiak and its Affiliates shall be conducted pursuant to an early Development plan approved by the JSC (each, an “Early Development Plan” or “EDP”) that describes in each case with respect to the applicable Development Candidate: (a) any Non-Clinical Studies, IND-Enabling Studies, toxicology, CMC Development, Phase I Clinical Trials, Phase I/II Clinical Trials and Phase II Clinical Trials, and associated timelines and priorities, (b) the anticipated tasks and responsibilities and resource allocation of each Party, if applicable, (c) a Development Budget for all such activities, and (d) the non-GLP toxicology studies that are to be conducted for any corresponding Backup Candidates selected by Jazz. In the event of any inconsistency between the EDP and this Agreement, the terms of this Agreement shall prevail. Any changes to any EDP shall require the mutual agreement of the Parties.

4.1.2    Backup Candidates. The Parties agree that each EDP will cover the conduct of non-GLP toxicology studies of Backup Candidates selected by Jazz for the applicable Development Candidate. Codiak will only be responsible for the Development Costs of [***] Backup Candidate for each of the first [***] Development Candidates up to and including any non-GLP toxicology studies performed with respect to such Backup Candidate. For clarity, except to the extent that the applicable Development Cost in respect of a Backup Candidate arises out of a breach of this Agreement by Codiak, including due to a material deviation from the applicable EDP made without approval of the JSC, and except to the extent that the applicable Development Cost in respect of a Backup Candidate is reimbursed by a Third Party to Codiak, Jazz will be responsible for all other Development Costs with respect to the Development of Backup Candidates, including all Development Costs with respect to (a) more than [***] Backup Candidate for each of the first [***] Development Candidates, (b) any and all Backup Candidates for all other Development Candidates subsequent to the first [***] Development Candidates, and (c) IND-Enabling Studies under GLP.

4.1.3    Early Development Costs. Subject to Section 4.1.2, if applicable, Codiak will be responsible for the Development Costs it or its Affiliates incur in connection with the Early Development Programs for the first [***] Development Candidates up to and including IND Acceptance for the corresponding INDs. Thereafter, Codiak shall be responsible for the first [***] dollars [***] of Development Costs incurred by Codiak or its Affiliates with respect to the Phase I Clinical Trials, Phase I/II Clinical Trials and Phase II Clinical Trials and other related activities set forth in the applicable EDP for each of the first two Development Candidates to commence Clinical Trials. Jazz shall reimburse Codiak for any Development Costs incurred by Codiak or its Affiliates for such Clinical Trial activities in

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excess of [***] per each of such Development Candidates, except to the extent that such excess arises out of a breach of this Agreement by Codiak, including due to a deviation from the applicable EDP, and except to the extent that such excess is reimbursed by a Third Party to Codiak (such excess as is reimbursable by Jazz to Codiak, the “Allowed Overage”). Subject to Section 8.2 and Section 8.3, Jazz will be responsible for all other Development Costs incurred by the Parties in connection with any Early Development Program through the end of Phase II Clinical Trials. Invoicing of Jazz for any Development Costs as to which it has a reimbursement obligation hereunder shall be according to Section 8.5. If Codiak reasonably believes that it will incur Development Costs in excess of [***] dollars [***] for Clinical Trial activities for a Development Candidate for which Jazz is obligated to reimburse Codiak pursuant to this Section 4.1.3, Codiak shall promptly notify Jazz regarding the expected amount of such excess and shall promptly notify Jazz again if such expected amount materially changes. If Jazz has refused to pay, or has not paid, the invoices pursuant to Section 8.5 for all Allowed Overages for an Early Development Program, then Codiak will have no obligation to complete, and may discontinue, such Early Development Program.

Section 4.2    Later Product Development. Except for the activities of Codiak or its Affiliates pursuant to the Research Programs and the EDPs, Jazz and its Affiliates shall have the sole right to conduct, at its sole cost and expense, all Development of Licensed Compounds and Licensed Products, including all Phase III Clinical Trials and any Phase IV Clinical Trials, in its sole discretion (but subject to its diligence obligations under Section 4.4), subject to Codiak’s exercise of its Development and Commercialization Option, which, if exercised, would require the Parties to conduct the Joint Development Program in accordance with Section 4.3.

Section 4.3    Joint Development Program.

4.3.1    Development and Commercialization Option. For up to two of the Licensed Products, on a Licensed Product-by-Licensed Product basis, Codiak is hereby granted the option (the “Development and Commercialization Option”), exercisable by written notice to Jazz at any time on or before the [***] after the FDA’s Positive Response with respect to such Licensed Product, to elect to participate in the further Development of such Licensed Product for the Shared Territory as set forth herein. Notwithstanding the foregoing, Codiak’s Development and Commercialization Option shall be deemed not exercised in respect of a Licensed Product if Jazz notifies Codiak within [***] of receipt of such notice from Codiak that Jazz is exercising its veto right with respect to such Licensed Product, which right may be exercised by Jazz with respect to only one Licensed Product. If (a) Codiak exercises a Development and Commercialization Option in respect of a Licensed Product and (b) Jazz does not exercise its veto right with respect to such Licensed Product, then such Licensed Product shall be an “Optioned Product” for all purposes hereunder.

4.3.2    Codiak Rights and Responsibilities for Optioned Products. For each Optioned Product, Codiak shall be responsible for Development Costs as and to the extent set forth in Section 8.4, including any start-up costs associated therewith whether occurring prior to or after the exercise of the applicable Development and Commercialization Option. In exchange, Codiak shall have (a) the right and obligation to share Net Profits/Net Losses for such Optioned Product in the Shared Territory as set forth in ARTICLE VIII, (b)

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certain joint decision making rights for such Joint Development Program, and (c) the right to participate in certain Commercialization activities for such Optioned Product, in each case as further described in this Agreement, including ARTICLE VI.

4.3.3    Joint Development Program and Joint Development Plan. All Development hereunder for an Optioned Product for the Shared Territory shall be referred to as the “Joint Development Program” for such Optioned Product. The Joint Development Program for each Optioned Product shall, subject to Schedule 4.3.3, be conducted pursuant to a detailed Development plan compiled by and approved by the JSC, with Jazz having final decision-making authority (each, a “Joint Development Plan” or “JDP”), that describes in each case for the applicable Optioned Product in the Shared Territory: (a) the proposed overall Joint Development Program, including costs of Manufacture of clinical supplies of such Optioned Product, (b) regulatory plans, and (c) the Development Budget for the Joint Development Program. In the event of any inconsistency between the JDP and this Agreement, the terms of this Agreement shall prevail.

4.3.4    Amendments to the JDP. On an annual basis, or more often as Jazz deems appropriate, including to the extent permitted by Schedule 4.3.3, Jazz shall prepare and submit to the JSC for approval amendments to the then-current JDP(s), including the Development Budget(s). Once approved by the JSC, the amended JDP(s) and Development Budget(s) shall become effective for the applicable period on the date approved by the JSC (or such other date as the JSC may specify). Any JSC-approved amended JDP or Development Budget shall supersede the previous JDP or Development Budget, as applicable, for the applicable period.

4.3.5    Lead Development Party. Jazz and its Affiliates will have operational responsibility for leading the conduct of and executing all studies under each JDP as then in effect, subject to the right of Codiak and its Affiliates to participate in any such activities as are allocated to it or them under such JDP, and to provide input, which Jazz and its Affiliates will consider in good faith. In the event the Parties through the JSC disagree with respect to any operational aspects of any Non-Clinical Studies or Clinical Trials in the JDP, Jazz will have the final say with respect to such aspect.

Section 4.4    Development Diligence and Standards of Conduct. Following successful completion of each EDP, Jazz shall use Commercially Reasonable Efforts to Develop the applicable Licensed Product. Each Party shall use Commercially Reasonable Efforts to carry out the tasks assigned to it under each JDP. Each Party shall conduct its Development activities hereunder in a good scientific manner and in compliance with all Applicable Laws.

Section 4.5    Development Records and Reports. Each Party shall maintain complete and accurate records (in the form of technical notebooks or electronic files where appropriate) of all Development work conducted by it hereunder and all information resulting from such work. Such records, including any electronic files where such information may also be contained, shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall have the right to review and copy such records maintained by the other Party at reasonable times and to obtain access to originals to the extent needed for patent or regulatory purposes or for other legal proceedings.

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4.5.1    Development Reports.

(a)    Codiak and its Affiliates and Jazz and its Affiliates each shall provide updates to the JSC of its and their activities and results under each EDP and each JDP, if any.

(b)    Following the completion of activities under an EDP, and prior to the lapse or exercise by Codiak of the Development and Commercialization Option in respect of all corresponding Licensed Product(s), Jazz and its Affiliates will be responsible for further Development of such Licensed Product(s) and will keep Codiak reasonably informed regarding material Development activities in respect thereof.

Section 4.6    (Sub)contracts. Jazz and its Affiliates may engage one or more (sub)contractors or consultants to perform its and their Development activities hereunder. Unless the JSC has decided that the applicable type of subcontracting pursuant to this Section 4.6 by Jazz is exempt from the review requirements imposed by this Section 4.6, if Jazz desires to subcontract any of the activities assigned to it under any EDP or JDP to a Third Party, Jazz will notify Codiak regarding the identity of the Third Party and the nature of the contemplated subcontracting. Codiak will then have up to [***] to notify Jazz whether Codiak will review the applicable subcontracting and related agreements. If Codiak so notifies Jazz, Jazz will then provide the draft(s) of such agreement(s) to Codiak, and Codiak will have up to [***] to review and comment on such draft(s) from the date that Jazz provides such draft(s). Jazz will consider such comments in good faith but will have no obligation to implement them. Without limiting the foregoing, Jazz will promptly disclose to Codiak the executed versions of any agreements with such Third Party. Codiak may engage one or more (sub)contractors or consultants to perform its Development obligations hereunder; provided that such (sub)contractor must first be designated in the applicable EDP or JDP, as applicable, as an authorized (sub)contractor for the performance of such Development activities, and provided further that, unless the JSC has decided that the applicable type of subcontracting pursuant to this Section 4.6 by Codiak is exempt from the review requirements imposed by this Section 4.6, if Codiak desires to subcontract any of its Development obligations hereunder to a Third Party, Codiak will notify Jazz regarding the identity of the Third Party and the nature of the contemplated subcontracting. Jazz will then have up to [***] to notify Codiak whether Jazz will review the applicable subcontracting and related agreements. If Jazz so notifies Codiak, Codiak will then provide the draft(s) of such agreement(s) to Jazz, and Jazz will have up to [***] to review and comment on such draft(s) from the date that Codiak provides such draft(s). Codiak will consider such comments in good faith but will have no obligation to implement them. Without limiting the foregoing, Codiak will promptly disclose to Jazz the executed versions of any agreements with such Third Party.

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ARTICLE 5.

REGULATORY MATTERS

Section 5.1    Regulatory Filings and Approvals.

5.1.1    In General. Subject to the remaining provisions of this Section 5.1.1, with respect to each Licensed Compound or Licensed Product, the Party leading the Development activities for such Licensed Compound or Licensed Product shall be the “Lead Regulatory Party” with respect to corresponding regulatory activities. Upon request of Jazz at any time after filing of the IND for a Licensed Compound or Licensed Product, Codiak and its Affiliates will transfer such IND to Jazz or its designated Affiliate(s) and will provide reasonable support to Jazz and such Affiliate(s) in respect of such transfer. Upon such transfer Jazz shall become the Lead Regulatory Party for such Licensed Compound or Licensed Product. Subject to JSC oversight, the Lead Regulatory Party will be responsible for developing and implementing the regulatory strategy for the applicable Licensed Compound or Licensed Product and shall have full decision-making authority with respect thereto; provided, however, that such authority shall be exercised in a manner consistent with the EDP, and provided further that, in the case of Codiak as Lead Regulatory Party, Jazz and its Affiliates shall have first had the opportunity, pursuant to Section 5.1.1(b), to provide input on corresponding Regulatory Materials.

(a)    Regulatory Responsibilities. The Lead Regulatory Party shall be responsible for preparing and filing all applicable Regulatory Materials, shall be the holder of all applicable Regulatory Materials and will have primary operational responsibility for interactions with the applicable Regulatory Authorities, including taking the lead role at all meetings with such Regulatory Authorities, subject to the right of (i) Jazz and its Affiliates, in the case in which Codiak is the Lead Regulatory Party, to participate in such activities and to provide input, which Codiak and its Affiliates will consider in good faith, and to have any IND transferred to Jazz or its Affiliates as set forth above and (ii) Codiak, if it has exercised the Development and Commercialization Option, to provide input relating to the Development of Optioned Product(s) for the Shared Territory under the applicable JDP(s), which Jazz and its Affiliates will consider in good faith.

(b)    Reporting and Review. The JSC shall develop and implement procedures for drafting and reviewing Regulatory Materials for the Licensed Products that allow (i) Jazz and its Affiliates to provide input prior to the filing of such Regulatory Materials by Codiak or its Affiliates or (sub)contractor and (ii) Codiak to provide substantive input prior to the filing of such Regulatory Materials by Jazz and its Affiliates to the extent relating to any CMC information or the Codiak Platform, or to any Non-Clinical Studies, IND-Enabling Studies, Phase I Clinical Trials, Phase I/II Clinical Trials, or Phase II Clinical Trials that Codiak or its Affiliates are conducting or relating to the filing of Regulatory Materials for any Optioned Product in the Shared Territory.

Section 5.2    Regulatory Costs. All regulatory costs incurred by or on behalf of either Party hereunder will be allocated and treated as Development Costs and included in the applicable Development Budget, if any.

Section 5.3    Product Withdrawals and Recalls. Any decision to initiate a recall or withdrawal of a Licensed Product shall be made by Jazz or its applicable Affiliate. In the event of any such recall or withdrawal, Jazz shall take any and all necessary action to implement such recall or withdrawal in accordance with Applicable Laws, with assistance from Codiak and its

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Affiliates as reasonably requested by Jazz. The costs of any such recall or withdrawal shall be borne solely by Jazz, except where Codiak has exercised a Development and Commercialization Option, in which case any recall expenses with respect to the applicable Licensed Product within the Shared Territory shall be treated as Development Costs prior to First Commercial Sale of the applicable Licensed Product and thereafter as Allowable Expenses. Notwithstanding the foregoing, to the extent there is any conflict between this Section 5.3 and any supply agreement (or associated quality agreement or SDEA) entered into by the Parties regarding the Licensed Products, such supply agreement (or associated quality agreement or SDEA) will control regarding the conduct and costs of any recalls or withdrawals of a Licensed Product.

Section 5.4    Cooperation with Governmental Authorities. Upon request by Jazz or its Affiliates, Codiak and its Affiliates will (a) provide the FDA and other applicable Governmental Authorities full access to all Codiak Regulatory Documentation and Licensed IP, (b) deploy appropriate personnel to attend meetings with such Governmental Authorities, or (c) provide any other assistance to Jazz or its Affiliates, in each case ((a), (b), and (c)), in respect of the applicable Development Candidate and to the extent necessary or useful for the FDA and other applicable Governmental Authorities (i) to consider and approve Jazz, its Affiliate, its (sub)licensee or a Third Party designated by Jazz as a Manufacturer of the Licensed Products corresponding to such Development Candidate, or (ii) to consider and act upon any filings with such Governmental Authorities with respect to such Licensed Products, including for Regulatory Approvals thereof.

Section 5.5    Standards of Conduct. Each Party shall make regulatory filings, seek Regulatory Approvals and conduct all other regulatory activities under this ARTICLE V in compliance with all Applicable Laws, including any applicable Anti-Corruption Laws.

Section 5.6    (Sub)contracts. The Parties acknowledge that Section 4.6 applies to the activities to be carried out under this ARTICLE V.

ARTICLE 6.

COMMERCIALIZATION

Section 6.1    Overview. Subject to the remainder of this ARTICLE VI and any applicable Co-Promotion Agreement, Jazz and its Affiliates shall have the sole right and responsibility for Commercializing all Licensed Products in the Field in the Territory. On a Collaboration Target-by-Collaboration Target basis, Jazz, by itself or through its Affiliates or Sublicensees, will, following the receipt of Regulatory Approval for the applicable Licensed Product(s) in the applicable jurisdiction, use Commercially Reasonable Efforts to Commercialize one or more Licensed Product(s) in (a) the United States, (b) Japan and (c) [***]. Jazz shall perform, and shall use reasonable efforts to ensure that its Affiliates, Sublicensees and Third Party contractors perform, its Commercialization activities with respect to the Licensed Products under this ARTICLE VI in compliance with all Applicable Laws, including any applicable Anti-Corruption Laws.

Section 6.2    Commercialization in the Shared Territory after Development and Commercialization Option Exercise. This Section 6.2 shall apply to each Optioned Product.

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6.2.1    Co-Promotion Election. In connection with the exercise of its Development and Commercialization Option with respect to a Licensed Product, by inclusion in the written exercise notice delivered by Codiak to Jazz, Codiak shall indicate whether it desires to co-promote such Optioned Product or not and if so, then it shall indicate what percentage (not to exceed [***]) of all sales representative activities for such Optioned Product it desires to conduct. If Codiak provides this notice, then the Parties shall promptly negotiate and enter into a reasonable, mutually agreed co-promotion agreement in respect of the applicable Optioned Product (a “Co-Promotion Agreement”) consistent with such requested percentage. Codiak and its Affiliates shall market and promote the Optioned Product solely pursuant to and in accordance with the Co-Promotion Agreement and shall otherwise not Commercialize the Optioned Product.

6.2.2    Shared Territory Commercialization Plan. As further described in this Section 6.2, the strategy for the pre-launch, commercial launch, and subsequent Commercialization of the applicable Optioned Product in the Shared Territory shall be described in a comprehensive plan (each such plan, a “Shared Territory Commercialization Plan”) that describes at a high level the Commercialization activities anticipated to be conducted for such Optioned Product in the Shared Territory and includes an estimate of corresponding Allowable Expenses (each a “Commercial Budget”).

6.2.3    Amendments to the Shared Territory Commercialization Plans and Commercial Budgets. On an annual basis, Jazz shall prepare and submit to the JSC, and the JSC shall approve, an updated Shared Territory Commercialization Plan and corresponding Commercial Budget for each Optioned Product. In addition, Jazz may from time to time prepare amendments to the Shared Territory Commercialization Plan(s) and corresponding Commercial Budget(s) and submit them to the JSC for approval. Any amended or updated Shared Territory Commercialization Plan(s) and Commercial Budget(s) shall become effective on the date approved by the JSC.

Section 6.3    Commercialization Reports. Jazz shall provide a written report to Codiak describing material Commercialization activities with respect to Licensed Products on an annual basis. [***].

Section 6.4    Sales and Distribution. Jazz and its Affiliates shall be solely responsible for handling all returns, recalls, order processing, invoicing and collection, distribution, and receivables for Licensed Products in the Territory. Jazz and its Affiliates shall book all sales of Licensed Products in the Territory and shall have the sole right to determine pricing and discounts for the Licensed Products in the Territory. Codiak and its Affiliates shall not accept orders for Licensed Products or sell Licensed Products for its or their own account or for Jazz’s or its Affiliate’s account, and if Codiak or its Affiliates receive any order for Licensed Products in the Territory, they shall refer such orders to Jazz or its designated Affiliate(s) for acceptance or rejection.

Section 6.5    (Sub)contracts. Jazz and its Affiliates may engage Sublicensees or one or more (sub)contractors or consultants, including co-promotion partners, to Commercialize the Licensed Products. Codiak may engage one or more (sub)contractors or consultants to perform its activities under a Co-Promotion Agreement to the extent permitted by the Co-Promotion Agreement.

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ARTICLE 7.

MANUFACTURE AND SUPPLY

Section 7.1    Overview.

7.1.1    Codiak, or its Affiliate or contract Manufacturer under Codiak’s direction, will be responsible for the Manufacture and supply of all Research Collaboration Materials and all clinical supplies needed for each EDP, in each case at Codiak’s cost and expense (subject to any reimbursement of Development Costs by Jazz as required hereunder). Except as otherwise set forth herein or agreed by the Parties in writing, Jazz and its Affiliates shall have the sole right to Manufacture (including have made rights) and supply Compounds, Collaboration Candidates, Licensed Compounds and Licensed Products for Development and Commercial use throughout the Territory under this Agreement.

7.1.2    Unless and until the technology transfer contemplated under Section 7.4 is completed with respect to a Licensed Product, Codiak will update Jazz or its designated Affiliate(s) regarding Codiak’s progress on CMC development, scale-up and selection or interactions with CMOs in respect of such Licensed Product by way of in person technical reviews as requested by Jazz or such Affiliate(s) from time to time and shall notify Jazz or such Affiliate(s) of any material events relating to such matters. Such technical reviews will cover the CMC development program activities for such Licensed Product, with particular focus on potential issues regarding technical, Development, or regulatory risks, particularly with respect to scale-related risks and required bridging studies, production limits or Third Party commitments that may impact the viability, cost or timelines for Jazz to exercise its technology transfer rights under Section 7.4. The Parties agree to review such items with the aim of producing a robust and readily scalable Manufacturing process for such Licensed Product at CMO(s), which process is to present minimal regulatory and technology risks, and developing, in good faith, remedial actions as needed. In particular, if Jazz believes a particular action or intended CMO choice by Codiak presents an unreasonable risk to the applicable Research Program or EDP that will impair Jazz’s ability to obtain the benefit of Section 7.4 and Codiak is unable or unwilling to develop a viable remediation of this risk, this issue will be escalated to the JSC for resolution.

7.1.3    Jazz may request that Codiak obtain permission from its contract Manufacturers and other Manufacturing (sub)contractors for Jazz or its designated Affiliate(s) to visit the applicable sites to assess the competence and compliance of such Manufacturers and Manufacturing (sub)contractors and in such case Codiak shall use its best efforts to obtain such permission.

Section 7.2    Manufacturing by Codiak for Jazz. For any Phase I Clinical Trials, Phase I/II Clinical Trials, and Phase II Clinical Trials and any other EDP activities conducted by Jazz or its Affiliates, unless and until the successful completion of applicable technology transfer(s) pursuant to Section 7.4, Codiak and its Affiliates will, at Jazz’s cost, supply such quantities of Licensed Compounds and Licensed Products to Jazz and its Affiliates as are

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necessary for the performance of such activities by Jazz and its Affiliates, pursuant to a reasonable and customary clinical trial supply agreement and related quality agreement to be agreed by the Parties no later than 30 days prior to the anticipated date of the first IND filing for the applicable Licensed Product.

Section 7.3    Manufacturing by Jazz. Upon completion of a technology transfer pursuant to Section 7.4 for a Licensed Product, Jazz or its Affiliates will assume responsibility, at Jazz’s cost and sole discretion, for the Manufacturing of such Licensed Product (but subject to sharing Net Profit/Net Loss for such Licensed Product in the Shared Territory if such Licensed Product is an Optioned Product).

Section 7.4    Manufacturing Technology Transfer.

7.4.1    In anticipation of transferring Manufacturing to Jazz or its Affiliates as contemplated hereunder, upon request of Jazz by written notice at any time, Codiak and its Affiliates shall commence and conduct a customary technology transfer of the Manufacturing process for each Licensed Compound and Licensed Product that is the subject of a Research Program or an EDP to Jazz or its designated Affiliate(s) or a Third Party Manufacturer designated by Jazz.

7.4.2    Upon receipt of such a written notice by Codiak, the Parties will hold a technical review described in Section 7.1.2 that is dedicated to planning the applicable technology transfer in detail sufficient for each Party to clearly define the cost and resource requirements, timelines, and criteria for deeming the transfer to be complete.

7.4.3    Any technology transfer conducted under this Section 7.4 will comply with the following provisions:

(a)    Codiak will secure the cooperation and support of its current contract Manufacturers and other (sub)contractors, including allowing site visits by technical personnel of Jazz or its Affiliates, so that the technology transfer will meet the jointly agreed acceptance criteria.

(b)    The transfer will include disclosure of all Codiak Know-How used by Codiak or its Affiliates or its contract Manufacturer or other (sub)contractors in the Manufacture of the applicable Licensed Compound or Licensed Product so that Jazz or its Affiliate(s) or Third Party Manufacturer (as appropriate) can replicate the process employed by or on behalf of Codiak as of the date of such request to Manufacture such Licensed Compound or Licensed Product. The reasonable costs and expenses incurred by Codiak or its Affiliates, including any FTE costs at the FTE Rate, in carrying out such transfer shall be (i) deemed to be Development Costs, if such transfer relates to an Optioned Product, or (ii) reimbursed by Jazz, otherwise. Jazz acknowledges and agrees that Codiak may condition its agreement to transfer any Codiak Know-How to a Third Party Manufacturer on the execution of a reasonable and customary confidentiality agreement between such Third Party Manufacturer and Codiak or its Affiliates.

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Section 7.5    Manufacturing Records and Reports. Codiak and its Affiliates shall maintain complete and accurate records (in the form of technical notebooks or electronic files where appropriate) of all Manufacturing activities conducted by it or them or by Codiak’s Third Party (sub)contractors under this ARTICLE VII and all information resulting from such work. Such records, including any electronic files where such information may also be contained, shall fully and properly reflect all work done and results achieved in the performance of such activities in sufficient detail and in good scientific manner appropriate for regulatory purposes. Jazz and its Affiliates shall have the right to review and copy such records maintained by Codiak and its Affiliates at reasonable times and to obtain access to originals to the extent needed for patent or regulatory purposes or for other legal proceedings. Codiak and its Affiliates shall provide the JSC with such reports detailing its Manufacturing activities under this ARTICLE VII and the results of such activities as the JSC requests.

Section 7.6    (Sub)contracts; Affiliates. Codiak may perform any of its Manufacturing and supply obligations under this ARTICLE VII through its Affiliates or one or more Third Party Manufacturers reasonably acceptable to Jazz and consistent with any relevant supply or quality agreements between the Parties or their respective Affiliates.

ARTICLE 8.

PAYMENTS AND RECORDS

Section 8.1    Upfront Fees. In partial consideration of the licenses, rights and privileges granted by Codiak and its Affiliates to Jazz and its Affiliates hereunder and subject to the terms and conditions of this Agreement, Codiak will invoice and Jazz will pay to Codiak a non-refundable, non-creditable upfront fee of fifty-six million Dollars ($56,000,000) no later than [***] following receipt of an invoice for such amount, which invoice may be sent on or after the Effective Date.

Section 8.2    Early Development Costs. Subject to Section 2.1.3, Codiak will be responsible for all Development Costs incurred for each Collaboration Target until the Development Candidate Decision Point for a Collaboration Candidate in respect of such Collaboration Target and shall be responsible for Development Costs incurred thereafter with respect to the first two Development Candidates up to and including IND Acceptance for the corresponding INDs. Subject to Section 4.3.2, Section 8.3, Section 8.4 and Section 8.7, if applicable, Jazz will be responsible for all other Development Costs, including for any additional Development Candidates. Development Costs incurred in connection with each Early Development Plan will be calculated based on the FTE Rate.

Section 8.3    Codiak Clinical Development Costs. For the first two Development Candidates to advance to a Phase I Clinical Trial, Phase I/II Clinical Trial, or Phase II Clinical Trial, subject to Section 4.1.3, Codiak will be responsible for the Development Costs of such Clinical Trials, including the cost of clinical supplies, up to the limit of [***] Dollars [***] per Development Candidate. Jazz shall reimburse Codiak for any other Development Costs incurred by Codiak or its Affiliates under an EDP above such limit in respect of the applicable Phase I Clinical Trials, Phase I/II Clinical Trials, or Phase II Clinical Trials, including the cost of clinical supplies, as and to the extent required by Section 4.1.3.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.4    Later Development Costs. The Development Costs for all Development activities for a Licensed Product incurred after the completion of the EDP for such Licensed Product shall be borne by Jazz, except in the case of the exercise of the Development and Commercialization Option for a given Licensed Product, in which case (a) with respect to all Development Costs incurred with respect to such Licensed Product solely for the ROW, Jazz will be solely responsible for such Development Costs, and (b) with respect to all Development Costs incurred with respect to such Licensed Product that are, in whole or in part, for the Shared Territory and that, subject to Schedule 4.3.3 and Section 8.6, are incurred in accordance with the applicable Joint Development Plan and applicable Development Budget, Jazz will be responsible for 50% of such Development Costs and Codiak will be responsible for 50% of such Development Costs.

Section 8.5    Reporting and Invoicing Development Costs and Shared Research Costs. [***] before the end of each Calendar Quarter during which either Party incurs any Development Costs or Shared Research Costs that are reimbursable in whole or in part by the other Party, each Party shall submit a report setting forth a good faith estimate of the Development Costs or Shared Research Costs it incurred in such Calendar Quarter and an estimate of the amount of such Development Costs or Shared Research Costs that the other Party is required to reimburse. Within [***] following the end of such Calendar Quarter, each Party shall update such report to reflect the final amount of Development Costs or Shared Research Costs incurred by such Party in such Calendar Quarter and the final amount of the Development Costs or Shared Research Costs incurred that the other Party is required to reimburse. If there are any Development Costs or Shared Research Costs incurred in such Calendar Quarter that a Party is unable to timely include in such financial report, such amount shall be included and reconciled in the financial report for a future Calendar Quarter. Each such report shall specify in reasonable detail all applicable Development Costs or Shared Research Costs incurred by the Party providing the report and shall include reasonably detailed supporting documentation, and, if requested by the other Party, any invoices or other supporting documentation for any payments to a Third Party that individually [***]; any other documentation that is reasonably requested by the other Party shall be promptly provided by such other Party. Each Party will invoice the other Party for amounts of Development Costs or Shared Research Costs owed to the invoicing Party in respect of a Calendar Quarter within [***] following the end of such Calendar Quarter so that the Parties share the Development Costs or Shared Research Costs in accordance with Section 2.1.3, Section 8.2, Section 8.3 or Section 8.4, as applicable. Each such invoice shall be paid within 30 days after receipt of such invoice. In addition, following the Effective Date, each Party shall consider in good faith other reasonable procedures proposed by the other Party for sharing financial information relating to the amounts due hereunder in order to permit each Party to close its books periodically in a timely manner. For the avoidance of doubt, no cost or expense shall be counted more than once in calculating Development Costs, even if such costs or expense falls into more than one of the cost categories that comprise Development Costs.

Section 8.6    Budget Overages for JDPs. Subject to Schedule 4.3.3, neither Jazz nor Codiak shall be permitted to recover any portion of Development Costs such Party or its Affiliates incur in respect of a JDP that are in excess of [***] of the amount allocated for such Party for the applicable Calendar Year under the applicable Development Budget, without the prior approval of the other Party through the JSC.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.7    Commercialization Costs; Net Profit/Net Loss.

8.7.1    Shared Territory; Profit and Loss. For any Licensed Product for which Codiak has exercised its Development and Commercialization Option, Codiak and Jazz shall share the Net Profit/Net Losses (including, for clarity, Allowable Expenses) of the Licensed Product in the Shared Territory [***].

8.7.2    Other Commercialization Costs. In all other cases, Jazz shall be solely entitled to and responsible for all Net Profit/Net Losses (including, for clarity, Allowable Expenses) for all Licensed Products (other than any indemnification obligations of Codiak and subject to the milestones and royalties that may be due to Codiak).

Section 8.8    Development Milestone Payments. Upon first achievement of each of milestones #1 and #2 below, Codiak will issue to Jazz an invoice for the corresponding milestone payment amount, which Jazz will pay only once, regardless of the total number of Collaboration Targets for which IND-enabling toxicology studies are commenced. Upon first achievement of a milestone event other than milestones #1 and #2 for a Licensed Product described in this Section 8.8 by Jazz or any of its Affiliates or Sublicensees, Jazz will notify Codiak of such achievement within [***] after the occurrence of such milestone event and Codiak will issue to Jazz an invoice for the corresponding milestone payment amount, which Jazz will pay only once per Licensed Product. Subject to the terms and conditions of this Agreement, for any milestone in this Section 8.8 that comes due, Jazz will pay to Codiak the following corresponding milestone payment within [***] after receipt of such invoice therefor, as follows:

No.	Development Milestone Event	Milestone Payments
1	Upon the [***].	[***]
2	Upon the [***]	[***]

	Maximum Possible Pre-IND Milestones in the Aggregate	Twenty million Dollars ($20,000,000)
3	IND Acceptance per Licensed Product	[***] for the [***] Licensed Product for which Codiak funded the IND-Enabling Studies [***] in all other cases
		Optioned Product	Non-Optioned Product
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]

No.	Development Milestone Event	Milestone Payments
13	[***]	[***]	[***]
	Maximum possible IND Acceptance, clinical and regulatory milestones (i.e., milestones 3 through 13) per Licensed Product	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.9    Sales Milestone Payments. After the end of a Calendar Year, if based on the Royalty Reports submitted under this Agreement, Jazz has for the first time achieved a sales milestone specified below in such Calendar Year for a Licensed Product, which milestone shall be based on Net Sales in the Territory but, in the case of an Optioned Product, excluding Net Sales in the Shared Territory, then Codiak will issue an invoice to Jazz for the applicable amount and, subject to the terms and conditions of this Agreement, Jazz will pay to Codiak the invoiced amount within [***] after receipt of such invoice:

Calendar Year Net Sales Milestone	Milestone Payments
	Optioned Product	Non-Optioned Product
First occurrence of Calendar Year Net Sales in the Territory (but excluding the Shared Territory in the case of an Optioned Product), per Licensed Product (total of Net Sales in all Indications): [***] (the “First Sales Milestone”)	[***]	[***]

First occurrence of Calendar Year Net Sales in the Territory (but excluding the Shared Territory in the case of an Optioned Product), per Licensed Product (total of Net Sales in all Indications): [***] (the “Second Sales Milestone”)	[***]	[***]

Maximum Possible Total Sales Milestones Per Licensed Product	[***]	[***]

Each sales milestone payment is on a Licensed Product-by-Licensed Product basis and may only be earned once for each Licensed Product. Payments made under this Section 8.9 will be non-refundable (except in case of material error).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.10    Royalties Payable.

8.10.1    For each Licensed Product, in partial consideration for the licenses and other rights granted to Jazz and its Affiliates herein, and subject to the terms and conditions of this Agreement, during the applicable Royalty Term for each country in the Territory, excluding the Shared Territory if Codiak has exercised its Development and Commercialization Option, Jazz will pay royalties to Codiak on Net Sales in the Territory by Jazz, its Affiliates or its Sublicensees on a Licensed Product-by-Licensed Product basis as follows:

Calendar Year Net Sales of the Applicable Licensed Product in the Territory (excluding the Shared Territory in the case of exercise of the Development and Commercialization Option)	Royalty Rate
For the portion of Net Sales of such Licensed Product in all Indications in any given Calendar Year less than or equal [***]	[***]

For the portion of Net Sales of such Licensed Product in all Indications in any given Calendar Year greater than [***] and less than or equal to [***]	[***]

For the portion of Net Sales of such Licensed Product in all Indications in any given Calendar Year greater than [***] and less than or equal to [***]	[***]

For the portion of Net Sales of such Licensed Product in all Indications in any given Calendar Year greater than [***]	[***]

The obligation to pay royalties applies only once with respect to the same unit of Licensed Product sold by Jazz, its Affiliate or Sublicensee.

8.10.2    Royalty Reductions.

(a)    In the event that, during the Royalty Term for a Licensed Product and a country, (i) at the time of the First Commercial Sale of such Licensed Product in such country there is no Valid Claim that is infringed by the sale of such Licensed Product in such country for so long as there is no such Valid Claim, or (ii) if any such Valid Claim did exist as of such First Commercial Sale or thereafter but such Valid Claim has expired or otherwise no longer meets the definition of Valid Claim, then for any royalty payments made during the period when the condition set forth in (i) or (ii) exists with respect to such Licensed Product and such country, the royalties payable with respect to Net Sales of such Licensed Product sold by Jazz, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to Codiak pursuant to this Section 8.10. In addition, if in any country in the Territory during the Royalty Term for a Licensed Product for such country, a Biosimilar/Generic Product is sold in such country and, according to a reasonable information source or reasonable proxy mutually agreed by the Parties, the units sold of all Biosimilar/Generic Products, collectively, exceed [***] or more of the unit sales of such Licensed Product in such country, then thereafter, the royalties payable with respect to Net Sales of such Licensed Product sold by Jazz, its Affiliates and its Sublicensees in such country shall be reduced by [***] of the royalties otherwise owed to Codiak pursuant to this Section 8.10. The reductions provided for by this Section 8.10.2(a) shall be calculated using the methodology outlined in Exhibit D.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(b)    Codiak will be responsible for all payment obligations owing to Third Parties under licenses to which Codiak or any of its Affiliates is a party as of the Effective Date or thereafter as set forth in Section 3.3. Other than any licenses or similar rights obtained by Jazz from a Third Party as contemplated in Section 3.3.5(b), if (i) the Exploitation of Licensed Compounds or Licensed Products as contemplated hereunder, including, for clarity, the use of any Agreed Included Codiak Platform Addition in connection with such Exploitation, would infringe or misappropriate any intellectual property that is owned or Controlled by a Third Party, and (ii) Jazz decides to obtain a license or other similar rights from such Third Party in order to avoid such infringement or misappropriation, then [***] of any payments made to such Third Party in connection with obtaining and maintaining such licenses may be deducted from the royalties otherwise payable by Jazz to Codiak hereunder; provided that in no event shall the aggregate royalties payable by Jazz to Codiak for any Calendar Quarter be reduced as a result of such deduction by more than [***] of the royalty that would otherwise have been due under Section 8.10.1, as such royalty amount is determined prior to the application of any reductions provided in this Section 8.10.2. If Jazz is unable to deduct the full amount of the payments to Third Parties contemplated by this Section 8.10.2(b) for a Calendar Quarter, Jazz will be entitled to carry forward such amounts and deduct them in future Calendar Quarters until such time as Jazz has been able to fully deduct such amounts from the royalties payable under Section 8.10.1. Notwithstanding the foregoing, in the case of payments due to a Third Party on sales in the Shared Territory for a Licensed Product for which Codiak exercised its Development and Commercialization Option, no deduction under this Section 8.10.2(b) shall be permitted but Jazz may include such payments in Allowable Expenses.

Section 8.11    Royalty Payment Terms. Royalties shown to have accrued by each Royalty Report provided for under this ARTICLE VIII will be due and payable [***] after the end of the applicable Calendar Quarter.

Section 8.12    Right to Credit or Offset. Upon notice by Jazz, Jazz will have the right, exercisable 3 Business Days following such notice, to offset any amount owed by Codiak to Jazz under or in connection with this Agreement and not being contested by Codiak in good faith in accordance with Section 14.2, including in connection with any breach or indemnification obligation by Codiak pursuant to ARTICLE XII, against any payments owed by Jazz to Codiak under this Agreement. Such credits or offsets will be in addition to any other rights or remedies available under this Agreement and Applicable Law.

Section 8.13    Payment Method. All payments by Jazz to Codiak under this Agreement will be paid in Dollars, and all such payments will be made by bank wire transfer in immediately available funds to the bank account designated by Codiak in writing; provided that such account information is provided to Jazz at least [***] prior to any such payment becoming due hereunder.

Section 8.14    Invoices. Except as may be otherwise provided in this Agreement, Jazz will not be responsible for any payment in respect of any invoice provided by Codiak hereunder until 30 days after the date on which Codiak delivers such invoice to Jazz.

Section 8.15    Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest will thereafter accrue on the sum due to such Party from the due date until the date of payment at an annual rate of the lower of (a) [***] (as reported in The Wall Street Journal (Eastern U.S. Edition)) or (b) the maximum rate allowed by Applicable Law.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.16    Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where any Licensed Product is sold, payment will be made through such lawful means or method as the Parties reasonably will determine.

Section 8.17    Taxes. Codiak will bear any and all taxes levied on account of any payment received under this Agreement. In the event that Jazz is required, under Applicable Law, to withhold any deduction or tax from any payment due to Codiak under this Agreement, such amount will be deducted from the payment to be made by Jazz and will be paid by Jazz to the proper taxing authority, and Jazz will notify Codiak and upon Codiak’s request promptly provide Codiak with copies of any tax certificate or other documentation evidencing such withholding (provided that such other documentation is in sufficient detail to allow Codiak to determine whether such withholding has been correctly applied or not). Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

Section 8.18    Reports; Currency; Records.

8.18.1    Royalty Reports. Commencing as of the First Commercial Sale for a Licensed Product, for so long as any Royalty Term remains in effect for such Licensed Product, Jazz will, with respect to each Calendar Quarter (or portion thereof), provide a written report showing (a) aggregate Net Sales of such Licensed Product which Jazz considers royalty bearing and the royalties due thereon for such Calendar Quarter, (b) the withholding taxes, if any, required by Applicable Law to be deducted in respect of such royalties, (c) the exchange rates (as determined pursuant to Section 8.16 herein) used in determining the royalty amount expressed in Dollars, and (d) any royalty reductions applied by Jazz pursuant to Section 8.10.2 (each, a “Royalty Report”). Such Royalty Report will be in the format set forth in Exhibit E. Royalty Reports will be due within [***] following the end of the Calendar Quarter to which such Royalty Report relates.

8.18.2    Currency. All Net Sales and royalties payable will be expressed in Dollars. With respect to sales of Licensed Products invoiced in a currency other than Dollars, Net Sales and the royalties will be expressed in the Dollars equivalent, calculated using Jazz’s (or its Affiliate’s or Sublicensee’s) then-current internal currency conversion methodology used to prepare its audited financial statements for external reporting purposes, which uses a widely accepted source of published exchange rates.

8.18.3    Records. For three years after the end of each Calendar Year, Jazz will keep (and will ensure that its Affiliates and Sublicensees will keep) complete and accurate records of Net Sales of Licensed Products in such Calendar Year and the calculation of royalties payable to Codiak in respect of such Net Sales in sufficient detail to allow an auditor to confirm the accuracy of relevant Royalty Report(s) during the course of an audit as referred to in Section 8.19.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Section 8.19    Audits.

8.19.1    Upon the written request of a Party and with at least 10 days’ prior written notice, but not more than once in any Calendar Year and not more than once for a given period (unless there has been a discrepancy or variance, in which case further audits may be performed solely relating to, and as reasonably necessary to resolve, such discrepancy or variance), the other Party will permit an independent certified public accounting firm of internationally recognized standing, selected by the auditing Party and reasonably acceptable to the audited Party, at the auditing Party’s sole cost and expense (except as set forth in Section 8.19.2), to have access during normal business hours to such of the records of the audited Party as required to be maintained under this Agreement to verify the accuracy of (a) the Royalty Reports due hereunder, (b) any costs or expenses reimbursable by the auditing Party to the audited Party hereunder, and (c) any Allowable Expenses claimed to have been incurred by the audited Party. Such records will be made available at a centralized location in Europe or the United States to be mutually agreed in good faith between the Parties. Such accountants may only audit records relating to amounts paid or payable, or costs or expenses (including Allowable Expenses) incurred, in the prior three Calendar Years. The accounting firm will disclose to the auditing Party only whether the amounts reported by the audited Party were correct or not and the specific details concerning any discrepancies, and such information will be shared at the same time with the audited Party. No other information obtained by such accountants will be shared with the auditing Party. In the event there was an error in any such amounts, the auditor will have the right, at its sole discretion, to document such error with the auditor’s summary description thereof.

8.19.2    If such accounting firm concludes that any amounts are owed to the auditing Party, the audited Party will pay such amounts within 30 days following the date the audited Party is notified of the completion of such accounting firm’ s written report so concluding. The fees charged by such accounting firm will be paid by the auditing Party, except that if the audit discloses that there is a 5% variance (with respect to royalties, an underpayment and with respect to expenses, an overpayment) in the amounts actually owed hereunder for such Calendar Quarter, then the audited Party will pay the reasonable fees and expenses charged by such accounting firm.

Section 8.20    Confidential Financial Information. The Parties will treat all financial information subject to review under this ARTICLE VIII or under any sublicense agreement as Confidential Information of such Party as set forth in ARTICLE IX, and will cause its accounting firm to retain all such financial information in confidence under terms substantially similar to those set forth in ARTICLE IX and with respect to each inspection, the independent accounting firm will be obliged to execute for each Party’s benefit a reasonable confidentiality agreement prior to commencing any such inspection.

ARTICLE 9.

CONFIDENTIALITY

Section 9.1    Non-Disclosure Obligations. Except as otherwise provided in this ARTICLE IX, during the Term and for a period of [***] thereafter, each Party and its Affiliates

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

will maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information of the other Party. “Confidential Information” means all confidential or proprietary Know-How (including the terms of this Agreement and information relating to such Party’s research programs, development, marketing and other business practices and finances), data, documents or other materials supplied by the other Party or its respective Affiliates under this Agreement, including such information as is marked or otherwise identified as “Confidential”; provided that notwithstanding anything to the contrary herein, (a) Confidential Information constituting Codiak Product-Specific Collaboration Know-How, Codiak Other Collaboration Know-How or Joint Collaboration Know-How (“Product Information”) shall be deemed the Confidential Information of both Codiak and Jazz (and each Party shall be deemed both the disclosing Party and the receiving Party with respect thereto), and (b) Confidential Information constituting Codiak Platform Know-How or, in respect of an Excluded Target, the fact that Codiak is researching such Excluded Target, shall be deemed the Confidential Information of Codiak (and Codiak shall be deemed the disclosing Party and Jazz shall be deemed the receiving Party with respect thereto). Without limiting the foregoing, each Party will use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates’ employees, agents, consultants, clinical investigators, (sub)licensees and (sub)contractors only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.

Section 9.2    Permitted Disclosures.

9.2.1    Notwithstanding the foregoing, but subject to the last sentence of this Section 9.2, the provisions of Section 9.1 will not apply to information that the receiving Party can conclusively establish:

(a)    was published or otherwise entered the public domain or became generally available to the public other than by breach of this Agreement by the receiving Party or its Affiliates;

(b)    is permitted to be disclosed by prior consent of the disclosing Party;

(c)    was disclosed to the receiving Party or its Affiliates by a Third Party, provided that such information was not obtained by such Third Party directly or indirectly from the disclosing Party or its Affiliates on a confidential basis;

(d)    was already in the possession of the receiving Party, its Affiliates or (sub)licensees prior to disclosure by the disclosing Party under this Agreement, provided that this clause (d) shall not apply with respect to any Confidential Information that is deemed to be the Confidential Information of the other Party or of both Parties pursuant to clauses (a) or (b) of Section 9.1; or

(e)    was independently developed by or for the receiving Party or its Affiliates or (sub)licensees without reference to the disclosing Party’s Confidential Information, outside the Research Programs, EDPs, and JDPs, and not in connection with the receiving Party’s activities hereunder.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination and its principles are in the public domain or in the possession of the receiving Party.

9.2.2    Notwithstanding the disclosures permitted under this Section 9.2.2 as set forth below, any Confidential Information so disclosed will remain subject to the confidentiality obligations of Section 9.1 unless and until any exceptions described in Section 9.2.1 apply. Either Party may disclose Confidential Information to the extent such disclosure is made:

(a)    in response to a valid order of a court of competent jurisdiction or other Governmental Authority or Regulatory Authority or if, in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law, including by reason of filing with the United States Securities and Exchange Commission or any national securities exchange, stock exchange or other securities trading institution; provided, however, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or to seek, or request that the receiving Party seek, confidential treatment requiring that the Confidential Information and documents that are the subject of such order or required to be disclosed be held in confidence by such court or Governmental Authority or Regulatory Authority or, if disclosed, be used only for the purposes for which the order was issued or such disclosure was required by Applicable Law; and provided, further, that the Confidential Information so disclosed shall be limited to the information that is legally required to be disclosed in response to such order or by such Applicable Law;

(b)    by either Party, solely to the extent reasonably necessary to exercise such Party’s rights under Article X to prepare, file, prosecute, maintain and extend Jazz Patent Rights, Codiak Product-Specific Collaboration Patent Rights, Codiak Platform Patent Rights, Codiak Other Collaboration Patent Rights, and Joint Collaboration Patent Rights, as applicable; provided that such Party will provide the other Party with at least 30 days’ prior written notice of any such disclosure and take reasonable and lawful actions to avoid or minimize the degree of disclosure;

(c)    by the Lead Regulatory Party, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any Licensed Compound or Licensed Product as permitted hereunder; provided that reasonable measures will be taken to assure confidential treatment of such information, to the extent such protection is available;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

(d)    by either Party, to a sublicensee of any of the rights and licenses granted to such Party pursuant to Section 3.1 or Section 3.4.2(b), as reasonably necessary or useful to allow the sublicensee to conduct the activities it is permitted to conduct under the sublicense; provided that such sublicensee is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein;

(e)    by either Party, its Affiliates or its or their (sub)licensees to an actual or potential Third Party Manufacturing, Development or Commercialization collaborator, contractor or partner or otherwise as may be necessary or useful in connection with the exercise of rights and licenses or performance of obligations hereunder provided that such Third Party recipient is, if practicable, then subject to a customary written confidentiality agreement; or

(f)    by either Party to an actual or potential investor in or acquirer of the Party’s business to which this Agreement relates; provided that such Third Party recipient is then subject to customary written confidentiality obligations.

Section 9.3    Press Releases and Other Communications to Third Parties. Jazz will be responsible for, and control all, communications to Third Parties (subject to the remainder of this Section 9.3) or public communications regarding the Research Programs and other Exploitation of Licensed Compounds or Licensed Products. Other than as required by Applicable Law (including applicable requirements of a Regulatory Authority or of any stock exchange or other securities trading institution), Codiak and its Affiliates will not make any public announcement concerning this Agreement, any Collaboration Target, Licensed Compound, or Licensed Product, the achievement of any clinical, regulatory or Development milestones in respect of the Research Program, any Clinical Trials in respect of any Licensed Product, or any other subject matter reasonably related to this Agreement (collectively, the “Development Information”), in each case without the prior written consent of Jazz (such consent not to be unreasonably withheld or delayed). Subject to the foregoing, in the event of any required or proposed disclosure of Development Information by Codiak or its Affiliate, (a) the Parties will consult with each other in good faith regarding the timing thereof, and (b) Codiak or its Affiliate will provide Jazz with a copy of the proposed disclosure sufficiently in advance of its release to afford Jazz a reasonable opportunity to review and comment upon such proposed disclosure. In the event of any required or proposed disclosure of Development Information by Jazz or its Affiliates relating to a Research Program or any other activities conducted by Codiak, its Affiliates or (sub)contractors in connection with this Agreement, (i) the Parties will consult with each other in good faith regarding the timing thereof, and (ii) Jazz or its Affiliate will provide Codiak with a copy of the proposed disclosure sufficiently in advance of its release to afford Codiak a reasonable opportunity to review and comment upon such disclosure. Without limiting the foregoing, [***], except for (x) an initial press release to be mutually agreed upon by the Parties within [***] after the Effective Date, (y) disclosures made in compliance with Section 9.1, Section 9.2 and Section 9.5, and (z) disclosures made to attorneys, consultants, and accountants retained to represent such Party in connection with the negotiation and consummation of the transactions contemplated hereby, including in connection with enabling such Party’s performance of its obligations or exercise of its rights hereunder. Without limiting the foregoing, in the event that Codiak anticipates that its receipt of payment in respect of any

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sales milestone pursuant to Section 8.9 will be required to be disclosed in any publicly-available financial statement or report of Codiak or any of its Affiliates, Codiak will notify Jazz as far in advance of such disclosure as is reasonably possible in order to enable Jazz to coordinate its own disclosure of related information (e.g., information about the level of sales that resulted in the payment of such sales milestone).

Section 9.4    Publications and Presentations. Jazz and its Affiliates may publish or present, or permit to be published or presented, the design (including clinical design, but excluding any Codiak Platform Know-How) or results of the Development, Manufacture, Commercialization, or other Exploitation of the Collaboration Targets, Licensed Compounds, or Licensed Products (the “Covered Results”). Codiak agrees that, except as required by Applicable Laws, it and its Affiliates shall not publish or present, or permit to be published or presented, the Covered Results without the prior review by and approval of Jazz, which approval shall not be unreasonably withheld, conditioned or delayed; provided, that it shall be deemed reasonable for Jazz to withhold its consent to any request by Codiak to publish or present any Covered Results prior to the planned publication or dissemination of such Covered Results by Jazz or its Affiliates. Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed (a) abstracts and manuscripts for scientific journals or conferences that relate to the Covered Results at least [***] prior to intended submission for publication, and (b) presentations at scientific conferences (including information to be presented verbally) that relate to the Covered Results at least [***] prior to its intended presentation. Upon written request from a Party given within such applicable review period, the other Party shall (i) not submit such abstract or manuscript for publication or make such presentation until appropriate patent applications are filed to protect any unpatented Know-How disclosed in such publication or presentation that such Party reasonably believes may be patentable and (ii) remove any Confidential Information of such Party that is disclosed in any such proposed publication or presentation prior to such publication or presentation. Once such abstracts, manuscripts or presentations (or the information contained therein) have been reviewed and, if applicable, modified for publication or presentation pursuant to this Section 9.4, the same abstracts, manuscripts or presentations (and the information contained therein) do not have to be provided again by one Party to the other Party for review for a later submission for publication. In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary industry standards.

Section 9.5    Use of Name. [***]. The restrictions imposed by this Section 9.5 will not prohibit (a) Jazz or its Affiliates from making any disclosure identifying Codiak or its Affiliates to the extent required in connection with its exercise of its rights or obligations under this Agreement or (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the such Party are listed (or to which an application for listing has been submitted).

Section 9.6    Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, but subject to ARTICLE XIII, with respect to Confidential Information to which a Party does not retain rights under the surviving provisions of this Agreement, upon and in accordance with the other Party’s request in writing, the non-

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requesting Party will, at the requesting Party’s election, either: (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party will be permitted to retain such Confidential Information (x) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information will continue to be subject to the terms of this Agreement for the period set forth in Section 9.1.

ARTICLE 10.

INTELLECTUAL PROPERTY

Section 10.1    Disclosure of Inventions.

10.1.1    By Codiak. Codiak and its Affiliates will promptly disclose to Jazz (a) any Joint Collaboration Know-How, Codiak Product-Specific Collaboration Know-How, or Codiak Other Collaboration Know-How that is conceived, discovered, developed or generated by or on behalf of Codiak, (b) other than Codiak Platform Know-How, any Know-How in the Reciprocal Codiak Partner Technology, and (c) any Codiak Platform Know-How, in all cases (clauses (a), (b) and (c) other than Joint Collaboration Know-How), as and to the extent necessary for Jazz to perform its obligations or exercise its rights or licenses hereunder.

10.1.2    By Jazz. Jazz and its Affiliates will promptly disclose to Codiak (a) any Joint Collaboration Know-How or Codiak Platform Know-How that is conceived, discovered, developed or generated by or on behalf of Jazz and (b) any Know-How in the Reciprocal Jazz Partner Technology.

Section 10.2    Ownership of Intellectual Property.

10.2.1    Collaboration IP. Subject to the licenses granted in ARTICLE III, as between the Parties:

(a)    Jazz will own all right, title and interest in and to any Jazz Collaboration IP.

(b)    Codiak will own all right, title and interest in and to any Codiak Collaboration IP.

(c)    Jazz and Codiak will jointly own, with each having an undivided one-half interest, all right, title and interest in and to any Joint Collaboration IP. Subject to the exclusive licenses to Jazz and its Affiliates under Section 3.1, each Party will have the right to

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Exploit the Joint Collaboration IP for all purposes, and to grant licenses and other rights to Affiliates and Third Parties to Exploit the Joint Collaboration IP for all purposes, provided that neither Party or its Affiliates shall grant any such license or other rights to Third Parties without prior written consent from the other Party.

(d)    United States Law. The determination of whether Know-How is conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent Rights, copyright or other intellectual property rights) therein, will, for purposes of this Agreement, be made in accordance with Applicable Law in the United States, irrespective of where or when such conception, discovery, development or making occurs, and any dispute relating thereto will be finally adjudicated by an independent U.S. counsel with appropriate expertise that is jointly appointed by Jazz and Codiak (and the fees of such counsel will be borne equally by the Parties).

(e)    Clinical Data. Notwithstanding the foregoing, Jazz shall solely own all clinical data and results generated under this Agreement.

10.2.2    Assignment. Each Party will, and does hereby, assign, and will cause its Affiliates and its and their sublicensees to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Know-How and any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, the sole or joint ownership specified in this Section 10.2.

Section 10.3    Patent Prosecution and Maintenance.

10.3.1    Jazz Patent Rights and Codiak Product-Specific Collaboration Patent Rights. Jazz will have the sole right, but not obligation, to prepare, file, prosecute, maintain and extend the Jazz Patent Rights and, subject to Codiak’s filing of continuing patent applications as and to the extent required by Section 10.3.2, Codiak Product-Specific Collaboration Patent Rights at Jazz’s sole cost and through counsel of Jazz’s choice.

10.3.2    Codiak Platform Patent Rights and Codiak Other Collaboration Patent Rights. Codiak will have the sole right, but not obligation, to prepare, file, prosecute, maintain and extend the Codiak Platform Patent Rights at Codiak’s sole cost and through counsel of Codiak’s choice. However, with respect to any claims that (a) are, or, based on the applicable disclosures, reasonably could be, in a patent application that is a Codiak Platform Patent Right or a Codiak Other Collaboration Patent Right and (b) reasonably could qualify as Codiak Product-Specific Collaboration Patent Rights if such claims were separated from the remainder of such patent application, Codiak and its Affiliates will file a continuing patent application including only such claims. For the avoidance of doubt, such continuing patent application will be classified as a Codiak Product-Specific Collaboration Patent Right for all purposes hereunder. Codiak will have the first right but not the obligation to prepare, file, prosecute, maintain and extend the Codiak Other Collaboration Patent Rights at Codiak’s sole cost and through counsel of Codiak’s choice; provided, however, that Codiak will consider the comments of Jazz and Jazz’s patent counsel on the preparation, filing, prosecution and maintenance of any such Codiak Other Collaboration Patent Rights. In the event that Codiak elects not to prepare, file, prosecute, or maintain any Codiak Other Collaboration Patent

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Rights in the Territory for other than reasonable, good-faith strategic patent-related reasons, Codiak will provide sufficient advance notice to Jazz of any applicable deadlines and, at Jazz’s election, Codiak and its Affiliates will assign all right, title and interest to such Patent Rights to Jazz sufficiently in advance of any applicable deadlines, and in any event as promptly as practicable, after which Jazz may at its sole cost pursue any such Patent Rights (and, for clarity, such Patent Rights will become Jazz Patent Rights).

10.3.3    Joint Collaboration Patent Rights. Jazz will have the first right but not the obligation to prepare, file, prosecute, maintain and extend the Joint Collaboration Patent Rights at Jazz’s sole cost and through counsel of Jazz’s choice; provided, however, that Jazz will consider the comments of Codiak and Codiak’s patent counsel on the preparation, filing, prosecution and maintenance of any such Joint Collaboration Patent Rights. In the event that Jazz elects not to prepare, file, prosecute, or maintain any such Patent Rights for other than reasonable, good-faith strategic patent-related reasons, Jazz will provide sufficient advance notice to Codiak of any deadlines, and Codiak may at its sole cost pursue any such Patent Rights (which, for clarity, will remain Joint Collaboration Patent Rights).

10.3.4    Cooperation.

(a)    Jazz Patent Rights and Codiak Product-Specific Collaboration Patent Rights. Codiak and its Affiliates will, and will cause their inventors or other employees to, fully cooperate with Jazz or anyone acting on its behalf with regard to the preparation, filing, prosecution, and maintenance of any Jazz Patent Right or Codiak Product-Specific Collaboration Patent Right in order to reasonably implement the foregoing provisions of this Section 10.3. Such cooperation may include Codiak’s and its Affiliates’ execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, non-obviousness, enablement, estoppel and double patenting), and the assistance of Codiak’s and its Affiliates’ relevant personnel and the transfer of the applicable patent files to Jazz.

(b)    Joint Collaboration Patent Rights. The non-prosecuting Party will, and will cause its inventors or other employees to, fully cooperate with the prosecuting Party or anyone acting on its behalf with regard to the preparation, filing, prosecution, and maintenance of any Joint Collaboration Patent Right in order to reasonably implement the foregoing provisions of this Section 10.3. Such cooperation may include the non-prosecuting Party’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, non-obviousness, enablement, estoppel and double patenting), and the assistance of the non-prosecuting Party’s relevant personnel and the transfer of the applicable patent files to the prosecuting Party.

10.3.5    Patent Term Extension and Supplementary Protection Certificates.

(a)    Jazz Patent Rights and Codiak Product-Specific Collaboration Patent Rights. As between the Parties, Jazz or its Affiliate or Sublicensee will at all times have the sole right to make decisions regarding, and to apply for, patent term extensions in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. § 156 et seq., and in other jurisdictions pursuant to supplementary protection certificates, and in all

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jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable (collectively, the “Extensions”), for the Jazz Patent Rights and Codiak Product-Specific Collaboration Patent Rights, including whether or not to file or withdraw any Extensions. Codiak and its Affiliates will provide prompt and reasonable assistance with respect thereto, as requested by Jazz, including by taking such action as patent holder as is required under any Applicable Law to obtain such Extensions.

(b)    Joint Collaboration Patent Rights. As between the Parties, the prosecuting Party will at all times have the sole right to make decisions regarding, and to apply for, Extensions for the Joint Collaboration Patent Rights and Codiak Other Collaboration Patent Rights with respect to the Licensed Compounds and Licensed Products, in each case including whether or not to file or withdraw any Extensions. The non-prosecuting Party will provide prompt and reasonable assistance with respect thereto, as requested by the prosecuting Party, including by taking such action as patent holder as is required under any Applicable Law to obtain such Extensions.

10.3.6    Interference, Opposition, Revocation and Declaratory Judgment Actions.

(a)    Interferences. If Jazz decides to provoke or institute an interference action with respect to any Third Party Patent Right in the Territory on the basis of any Jazz Patent Right or Codiak Product-Specific Collaboration Patent Right, then Jazz will control such action and be responsible for all of the costs and expenses the Parties incur in performing activities at Jazz’s request in connection with such action. If Codiak decides to provoke or institute an interference action with respect to any Third Party Patent Right in the Territory on the basis of any Codiak Platform Patent Right, then Codiak will control such action and be responsible for all of the costs and expenses the Parties incur in performing activities at Codiak’s request in connection with such action. If the then-prosecuting Party decides to provoke or institute an interference action with respect to any Third Party Patent Right in the Territory on the basis of any Codiak Other Collaboration Patent Right or Joint Collaboration Patent Right, then the then-prosecuting Party will control such action and be responsible for all of the costs and expenses the Parties incur in performing activities at such then-prosecuting Party’s request in connection with such action.

(b)    Other Proceedings. If either Party determines that, based upon the review of a Third Party’s Patent Rights or other intellectual property rights, it may be desirable in connection with any Collaboration IP, Collaboration Target, Licensed Compound, or Licensed Product to provoke or institute an opposition, revocation, post-grant review or, other than an interference, any other patent office proceeding or declaratory judgment action with respect to such Third Party Patent Rights or other intellectual property rights in the Territory, then the Parties will consult with one another, provided that each Party will be free to proceed as such Party deems fit in its sole discretion in respect of any such proceeding or action and will bear its own costs and expenses in connection therewith.

10.3.7    Common Ownership Under Joint Research Agreements. This Agreement will be understood to be a joint research agreement under 35 U.S.C. § 102(c)

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entered into for the purposes of researching, identifying and Developing Licensed Compounds and Licensed Products. The Parties will coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

Section 10.4    Enforcement of Patent Rights.

10.4.1    Notification of Infringement. In the event that a Party becomes aware of an infringement or misappropriation of any Codiak IP, Jazz IP or Joint Collaboration IP in the Field and in the Territory as it relates to a Collaboration Target, Licensed Compound, or Licensed Product (“Infringement”), it will promptly notify the other Party and provide such other Party with all details of such infringement of which it is aware (each, an “Infringement Notice”).

10.4.2    Enforcement. In response to any Infringement Notice, with respect to any Infringement, (a) Jazz will have the sole right, but not the obligation, to enforce the Jazz Patent Rights and the Codiak Product-Specific Collaboration Patent Rights, (b) Codiak will have the sole right, but not the obligation, to enforce the Codiak Platform Patent Rights, (c) Codiak will have the first right, but not the obligation, to enforce the Codiak Other Collaboration Patent Rights, and (d) Jazz will have the first right, but not the obligation, to enforce the Joint Collaboration Patent Rights; provided that, (i) if there are no Jazz Patent Rights, Codiak Product-Specific Collaboration Patent Rights, or Joint Collaboration Patent Rights, and no Codiak Other Collaboration Patent Rights that Jazz has the right to enforce, in each case, that can reasonably be enforced against such Infringement, then Jazz may request Codiak and its Affiliates to enforce a Codiak Platform Patent Right against such Infringement and Codiak will reasonably consider such enforcement and shall undertake such enforcement unless Codiak has a reasonable, good-faith strategic patent-related reason to decline to so enforce. If Codiak elects not to enforce a Codiak Other Collaboration Patent Right, then Codiak will so notify Jazz, and Jazz will then have the right to enforce such Codiak Other Collaboration Patent Right unless Codiak declined to enforce for reasonable, good-faith strategic patent-related reasons. If Jazz elects not to enforce a Joint Collaboration Patent Right, then Jazz will so notify Codiak, and Codiak will then have the right to enforce such Joint Collaboration Patent Right unless Jazz declined to enforce for reasonable, good-faith strategic patent-related reasons. In the event of an Infringement that constitutes a misappropriation, the foregoing principles will apply, mutatis mutandis.

10.4.3    Cooperation; Settlement. At the request of the Party bringing or defending the action against any Infringement, the other Party will provide reasonable assistance in connection therewith, including by executing reasonably appropriate documents, cooperating in discovery and joining as a party to the action if required (at the enforcing Party’s expense). In connection with a proceeding with respect to an Infringement covered by this Section 10.4, the Party bringing the action will not enter into any settlement admitting the invalidity or unenforceability of the Codiak Other Collaboration Patent Rights or Joint Collaboration Patent Rights, as applicable, without the prior written consent of such other Party.

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10.4.4    Costs and Recoveries.

(a)    Costs. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, each Party will bear its own costs under this Section 10.4 (including pre-litigation expenses).

(b)    Recoveries. Any recovery realized as a result of an enforcement action (whether by way of settlement or otherwise) brought by either Party hereunder shall first be applied to reimburse the reasonable out-of-pocket expenses of the enforcing Party incurred in connection with the action and then to reimburse the reasonable out-of-pocket expenses, if any, of the other Party incurred in connection with the action. If any amount of any such recovery remains after such reimbursements (such amount, the “Remaining Recovery”), such Remaining Recovery shall be allocated to the Parties as follows:

i.    For any enforcement action brought by Jazz in exercising its (A) sole right to enforce under Section 10.4.2(a) (with respect to the Jazz Patent Rights and the Codiak Product-Specific Collaboration Patent Rights) or (B) first right to enforce under Section 10.4.2(d) (with respect to the Joint Collaboration Patent Rights), any Remaining Recovery will be treated as Net Sales except with respect to the Shared Territory in the case in which the Parties are sharing Net Profits/Net Losses, in which case the Remaining Recovery for the Shared Territory shall be shared equally by the Parties.

ii.    For any enforcement action brought by Codiak in exercising its (A) sole right to enforce under Section 10.4.2(b) (with respect to the Codiak Platform Patent Rights) or (B) first right to enforce under Section 10.4.2(c) (with respect to the Codiak Other Collaboration Patent Rights), any Remaining Recovery will be shared equally by the Parties.

iii.    For any enforcement action brought by [***], the enforcing Party shall retain [***] and [***] shall be paid to the other Party.

Section 10.5    Separate Representation. The Party not bringing an action with respect to an Infringement in the Territory under this ARTICLE X will be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party will at all times cooperate fully with the Party bringing such action.

Section 10.6    Third Party Actions.

10.6.1    Notification of Third Party Action. Each Party will immediately disclose to the other Party in writing any warning letter or other notice of infringement or misappropriation received by such Party, or any action, suit or proceeding brought against such Party alleging infringement of a Patent Right or misappropriation of intellectual property of any Third Party, in each case, arising from the Exploitation of any Licensed Compound or Licensed Product in the Field, but excluding any defense or counterclaim in connection with an infringement action initiated pursuant to Section 10.4 (each, a “Third Party Action”).

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10.6.2    Consultation. The Parties will reasonably cooperate and consult with each other on all material aspects of the defense of Third Party Actions. No Party will admit the invalidity or unenforceability of any Patent Right owned by or licensed to the other Party or its Affiliates or any Joint Collaboration Patent Rights without the other Party’s prior written consent.

Section 10.7    Invalidity or Unenforceability Defenses or Actions. Each Party will promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Jazz Patent Rights, Codiak Product-Specific Collaboration Patent Rights, Codiak Platform Patent Rights, Codiak Other Collaboration Patent Rights, or Joint Collaboration Patent Rights by a Third Party of which such Party becomes aware, including, for example, in connection with oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving such Patent Rights, provided that, in the event such alleged or threatened assertion of invalidity or unenforceability is raised in an enforcement action, the allocation of responsibility for costs will be determined in accordance with Section 10.4. [***]. Jazz will have the first right, but not the obligation, to control the defense of any Joint Collaboration Patent Rights at Jazz’s sole cost and expense. If Jazz elects not to defend or control the defense of the applicable Joint Collaboration Patent Rights in a suit brought in the Territory or otherwise fails to initiate and maintain any such defense, then Codiak may, at its sole cost and expense, conduct and control such defense using counsel of its own choice. Where a Party controls a defense pursuant to this Section 10.7, the other Party will have the right to participate in such defense using counsel of its choice at its sole cost and expense (provided that the controlling Party will retain control of such defense) and will, and will cause its Affiliates to, assist and cooperate with the controlling Party, at the controlling Party’s expense, as such controlling Party may reasonably request from time to time. In connection with any activities with respect to the defense of any Codiak Other Collaboration Patent Right or Joint Collaboration Patent Right pursuant to this Section 10.7, the controlling Party will (a) consult with the other Party as to the strategy for such activities, (b) consider in good faith any comments from the other Party and (c) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense.

Section 10.8    Trademarks; Domain Names. Jazz will have the sole right to select the trademarks to be used in connection with the sale or marketing of the Licensed Products in the Territory (any such trademarks, excluding any corporate names and logos of either Party, the “Product Trademarks”). Jazz will have the sole right to register, maintain and defend all Product Trademarks, at Jazz’s own cost and expense, and Jazz will own all Product Trademarks. Codiak will not, and will ensure that its Affiliates will not, (a) use in their respective businesses any trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark, (b) do any act that endangers, destroys, or detrimentally affects, in any material respect, the value of the goodwill pertaining to any Product Trademark, or (c) attack, dispute or contest the validity of or ownership of any Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto. Jazz and its Affiliates shall have the sole right to obtain and maintain domain names, social media handles and the like for use with the Licensed Products.

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ARTICLE 11.

REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 11.1    Mutual Representations, Warranties and Covenants. Each Party hereby represents and warrants, as of the Effective Date, and covenants (as applicable) to the other Party as follows:

11.1.1    Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

11.1.2    Authority and Binding Agreement. It (a) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms. Its execution of and performance under this Agreement does not violate or breach any obligation or restriction (including any confidentiality or non-competition obligation or any exclusivity restriction) to which such Party is legally bound by contract, judicial order or otherwise.

11.1.3    No Conflict. It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement. It has the full right to grant the licenses or sublicenses (as applicable) granted herein and such grant will not result in the misappropriation of any Third Party intellectual property or violation of any Third Party’s rights with respect thereto. During the Term, it will not enter into any agreement, contract, commitment or other arrangement that could reasonably be expected to conflict with the rights granted to the other Party hereunder or otherwise prevent the other Party from exercising the rights granted to it hereunder. Neither Party will misappropriate any trade secret of a Third Party in connection with the performance of its activities hereunder.

11.1.4    No Debarment. (a) Neither it nor any of its Affiliates has been debarred or is subject to debarment pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States or listed on any Excluded List and (b) neither it nor any of its Affiliates has, to its knowledge, used in any capacity, in connection with the activities to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States, or that is the subject of a conviction described in such Section or analogous provisions of Applicable Law outside the United States, or listed on any Excluded List. Without limiting the foregoing, neither Party nor any of its Affiliates will use in any capacity, in connection with the performance of the activities hereunder, any Person

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that has been debarred pursuant to Section 306 of the FFDCA or that is the subject of a conviction described in such section. Each Party will inform the other Party in writing promptly if it or any such Person that is performing any activities hereunder is debarred or is the subject of a conviction described in Section 306 of the FFDCA or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to Codiak’s or its Affiliates’ knowledge, is threatened, related to the debarment or conviction of it or any such Person performing any activities hereunder.

11.1.5    Government Authorizations. It will maintain throughout the Term all permits, licenses, registrations and other forms of authorizations and approvals from any Governmental Authority as necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement and to perform its obligations hereunder in a manner which complies with all Applicable Law.

11.1.6    No Misappropriation of Third Party Intellectual Property. Each Party will not, and will cause its Affiliates not to, knowingly misappropriate any intellectual property of a Third Party in connection with developing the Licensed IP or the performance of the Research Programs or such Party’s or its Affiliates’ other obligations under this Agreement.

11.1.7    Conduct of Activities.

(a)    In the performance of its obligations under this Agreement, it will comply, and will cause its and its Affiliates’ employees and contractors to comply, with all Applicable Laws and will obtain and maintain all licenses, permits, approvals and other authorizations applicable to it in order to enable it to perform its respective obligations hereunder.

(b)    It (i) will ensure that its personnel receive appropriate training on the Anti-Corruption Laws, (ii) will provide, at the other Party’s request, a certification in a form reasonably satisfactory to such other Party, as to its compliance with the foregoing clause (i), and (iii) agrees, on behalf of itself, its Affiliates, and its and their officers, directors, employees, agents, representatives, consultants, and (sub)contractors (together with such Party, the “Party Representatives”) that, in connection with the performance of its obligations hereunder or the Exploitation of the Licensed Compounds or the Licensed Products, the Party Representatives will comply with Jazz’s anti-corruption policy as set forth at www.jazzpharmaceuticals.com and will not, directly or indirectly, solicit, receive or agree to accept any payment of money or anything else of value in violation of Anti-Corruption Laws or pay, offer or promise to pay, or authorize the payment of any money, or give, offer or promise to give, or authorize the giving of anything else of value, to:

i.    any Government Official in order to influence official action;

ii.    any Government Official (A) to influence such Person to act in breach of a duty of good faith, impartiality or trust (“Acting Improperly”), (B) to reward such Person for Acting Improperly, or (C) where such Person would be Acting Improperly by receiving the money or other thing of value;

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iii.    any Person while knowing or having reason to believe that all or any portion of the money or other thing of value will be paid, offered, promised or given to, or will otherwise benefit, a Government Official in order to influence official action for or against either Party in connection with the matters that are the subject of this Agreement; or

iv.    any other Person to secure an improper advantage. It is the intent of the Parties that no payments or transfer of value will be made which have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks, or other unlawful or improper means of obtaining or retaining business. This clause will not, however, prohibit ordinary and customary business entertainment or the giving of business mementos of nominal value in connection with a Party’s performance under this Agreement to the extent otherwise permitted by the Anti-Corruption Laws and this Agreement.

In the event that during the Term either Party or its Affiliates fail to comply with the covenants set forth in this Section 11.1.7(b), such Party will promptly notify the other Party thereof in writing and, whether or not such notice is provided, such other Party may make any disclosure to Governmental Authorities or otherwise as it determines is appropriate in its sole discretion.

(c)    As to all matters contained in this Agreement, it will conduct the activities allocated to it in compliance in all material respects with all Applicable Laws and in accordance with good scientific, clinical, laboratory and manufacturing practices and applicable industry ethical codes, applicable under the laws and regulations of the country in which such activities are conducted.

11.1.8    Safety Data Exchange. Each Party and its Affiliates will provide the other Party or its designated Affiliate(s) with all information reasonably necessary or desirable for such Party or such Affiliate(s) to comply with its pharmacovigilance responsibilities in all countries in the Territory, including, as applicable, any adverse drug experiences (including those events or experiences that are required to be reported to the FDA under 21 CFR Sections 312.32 or 314.80 or to foreign Regulatory Authorities under corresponding Applicable Law outside the United States) from pre-clinical, clinical laboratory, animal toxicology, pharmacology, and clinical studies, and from commercial experiences, in each case in the form reasonably requested by such Party or such Affiliate(s). Subject to the terms of this Agreement, as soon as practicable following the request of Jazz, but in any event within [***] after such request, the Parties (under the guidance of their respective pharmacovigilance departments) will negotiate and enter into a reasonable and customary safety data exchange agreement (the “SDEA”). Among other things, the SDEA will provide the right for each Party to cross-reference all relevant safety data of the other Party.

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Section 11.2    Additional Representations and Warranties of Codiak. Except as otherwise disclosed on Schedule 11.2, Codiak represents and warrants to Jazz as of the Effective Date as follows:

11.2.1    No Infringement or Misappropriation by Third Parties. To Codiak’s and its Affiliates’ knowledge, there are no activities by Third Parties that would constitute misappropriation of the Codiak Know-How or infringement of the Codiak Patent Rights within the Territory.

11.2.2    Ownership. Codiak and its Affiliates Control the Codiak IP free and clear of all Liens. Codiak and its Affiliates have the exclusive right to grant all rights and licenses (or sublicenses, as the case may be) that they purport to grant to Jazz or its Affiliates under this Agreement (other than any rights and licenses that may be granted to Jazz or its Affiliates on a non-exclusive basis) and, except as set forth on Schedule 11.2.6, neither such rights and licenses nor any other provision of this Agreement are subject to any in-license or other similar agreements with another Person regarding any intellectual property rights licensed hereunder. Codiak and its Affiliates have not misappropriated any intellectual property of a Third Party in connection with developing the Codiak IP.

11.2.3    Validity and Enforceability. Codiak and its Affiliates have complied in all material respects with all Applicable Law with respect to the filing, prosecution and maintenance of the Codiak Patent Rights. Codiak and its Affiliates have paid all maintenance and annuity fees with respect to the Codiak Patent Rights in a manner that has not jeopardized the validity or enforceability of any Codiak Patent Right in any respect. To Codiak’s and its Affiliates’ knowledge, no dispute regarding inventorship has been alleged or threatened with respect to any Codiak Patent Rights.

11.2.4    No Action or Claim. To Codiak’s knowledge, there are no actual, pending alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the Codiak IP that are in or before any Governmental Authority and that, if adversely determined, would have a material adverse effect upon the ability of Codiak or its Affiliates to (a) use the Codiak IP in connection with the activities to be conducted hereunder, (b) (sub)license the Codiak IP to Jazz and its Affiliates pursuant to ARTICLE III, or (c) fulfil its or their obligations pursuant to the terms of this Agreement.

11.2.5    Codiak Patent Rights. Schedule 11.2.5 includes a complete and correct list of all Codiak Patent Rights as of December 17, 2018. During the Term, Codiak will promptly notify Jazz of any changes in the Codiak Patent Rights and provide an updated Schedule 11.2.5 reflecting such changes. Except as set forth in Schedule 11.2.6, (a) no rights or licenses are required under the Codiak IP or Codiak Regulatory Documentation for Jazz or its Affiliates to Develop, Manufacture, Commercialize, or otherwise Exploit Licensed Compounds or Licensed Products as contemplated herein other than those granted under ARTICLE III, and (b) neither Codiak nor its Affiliates have previously entered into any agreement, whether written or oral, with respect to, or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to, (i) the Codiak IP or Codiak Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (ii) any Patent Right or other intellectual property or proprietary right that would be Codiak IP or Codiak Regulatory Documentation but for such assignment, transfer, license, conveyance or encumbrance, in each case ((i) and (ii)) that is inconsistent with the

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rights and licenses granted to Jazz and its Affiliates under this Agreement. To Codiak’s and its Affiliates’ knowledge, neither (x) the materials to be supplied by Codiak and its Affiliates for the conduct of the Research Plan, nor (y) the use and practice of the Codiak IP as contemplated hereunder, will infringe any intellectual property rights of any Third Party.

11.2.6    Codiak In-Licenses.

(a)    True, complete and correct copies of all license and other agreements regarding any intellectual property rights licensed by Codiak and its Affiliates to Jazz and its Affiliates hereunder (redacted as necessary to remove competitively sensitive financial information) (such agreements, the “Codiak In-Licenses” and such intellectual property rights, the “Codiak In-License IP”) have been provided to Jazz and all of the Codiak In-Licenses are listed on Schedule 11.2.6.

(b)    All Codiak In-License IP is Controlled by Codiak or its Affiliates and the rights and obligations of the Parties hereunder are fully consistent with and are not limited by the Codiak In-Licenses, including such that the rights granted to Jazz and its Affiliates hereunder to the Codiak In-License IP are no more restricted than the analogous rights granted to Jazz and its Affiliates hereunder with respect to intellectual property rights wholly owned by Codiak or its Affiliates.

(c)    No rights or licenses are required under the Codiak IP as it exists as of the Effective Date for Jazz or its Affiliates to Exploit the Licensed Compounds or Licensed Products as contemplated hereunder except those granted under Section 3.1.

(d)    Codiak and its Affiliates will not (i) commit any acts or permit the occurrence of any omissions that would cause a breach or termination of any Codiak In-License that would materially restrict Jazz’s rights under this Agreement or (ii) amend or otherwise modify, or permit to be amended or modified, any Codiak In-License in a way that would materially restrict Jazz’s rights under this Agreement without Jazz’s prior written consent.

(e)    The (sub)licenses granted to Codiak or its Affiliates in the Codiak In-Licenses are sublicensable to Jazz and its Affiliates as sublicensed hereunder.

(f)    The Codiak In-Licenses are in full force and effect, have been duly maintained, have not been cancelled, expired or abandoned, and Codiak and its Affiliates are not aware of any challenges to or violation of the rights granted thereunder by any Third Party.

(g)    Codiak and its Affiliates are not in breach under any Codiak In-Licenses, nor, to Codiak’s and its Affiliates’ knowledge, is any counterparty thereto, and neither Codiak nor its Affiliates have received any notice of breach under any Codiak In-Licenses and Codiak and its Affiliates do not know of any basis for any such action.

(h)    Codiak and its Affiliates will not use the Codiak IP set forth in Schedule 1.1.142 in conducting its activities hereunder. In the event that Codiak and its Affiliates use any such Excluded IP, Codiak and its Affiliates will be responsible for any license payments to any Third Party with respect to such Excluded IP.

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11.2.7    Third Party Agreements. There are no exclusivity provisions or any other restrictions in any agreement between Codiak or its Affiliates, on the one hand, and any Third Party, on the other hand, that would limit Jazz’s or its Affiliates’ ability to Exploit the Licensed Compounds and Licensed Products (including, in each case, any intermediate or component thereof) as contemplated hereunder. In the event that an agreement between Codiak or its Affiliates and a Third Party restricts Jazz or its Affiliates’ ability to grant a sublicense to any Licensed IP to an Affiliate or Third Party under Section 3.1, directly or indirectly, then Codiak or its Affiliates shall grant to such Third Party a direct license to such Licensed IP.

11.2.8    Compliance with Applicable Law. The Development of the Codiak IP that has been conducted by Codiak and its Affiliates and its and their (sub)contractors has been conducted in compliance with all Applicable Law in all material respects. Neither Codiak nor any of its Affiliates nor any of its or their officers, employees or agents, when acting on behalf of Codiak or its Affiliate, has knowingly made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or knowingly failed to disclose a material fact required to be disclosed to any Regulatory Authority. To Codiak’s and its Affiliates’ knowledge, the pending applications included in the Codiak Patent Rights are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law and Codiak and its Affiliates have presented all relevant references, documents and information of which it and the applicable inventors are aware to the relevant patent examiner at the relevant patent office.

11.2.9    Codiak IP. With respect to each Initial Collaboration Target, (a) neither Codiak nor its Affiliates are a party to any agreement that would prevent it or them from granting the rights and licenses granted to Jazz and its Affiliates under this Agreement or performing its or their obligations under this Agreement, and (b) Codiak and its Affiliates have the full right to grant the licenses granted to Jazz and its Affiliates herein and, to Codiak’s knowledge, such grant will not result in the misappropriation or infringement of any Third Party intellectual property or violation of any Third Party’s rights with respect thereto.

11.2.10    Schedule 11.2.10 constitutes a true, complete and correct list of those Targets that Codiak, its Affiliates or its or their (sub)licensees are Exploiting as of the Effective Date using the Codiak Platform Pre-Existing Technology (such Targets, the “Pre-Existing Excluded Targets”).

11.2.11    Government Funding. The inventions claimed or covered by the Codiak IP (a) were not conceived, discovered, developed, first actually reduced to practice or otherwise made in connection with any research activities funded, in whole or in part, by, or under an agreement with or sub-agreement for, the federal government of the United States or any agency thereof, (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e), and (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, and extended under Executive Order 12591, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401 and 404 and the Federal Acquisition Regulation and its supplements.

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11.2.12    Codiak Platform Pre-Existing Technology Information. All information regarding the efficacy or safety, or chemistry, manufacturing and control (CMC), of the Codiak Platform Pre-Existing Technology provided to Jazz is complete and accurate in all material respects and, to Codiak’s knowledge, does not contain any misstatement of a material fact related to safety or efficacy nor omit to state any material fact in Codiak’s or its Affiliates’ possession or control necessary to make such information not misleading.

11.2.13    No Affiliates. With the exception of Codiak Securities Corporation, Codiak does not currently have, and has never had, any Affiliate.

Section 11.3    Codiak’s Representations and Warranties Regarding Proposed Codiak Platform Additions. In respect of each Proposed Codiak Platform Addition, except as disclosed to Jazz in writing in connection with Codiak’s proposing the Proposed Codiak Platform Addition, Codiak represents and warrants to Jazz as of date that Codiak notifies Jazz regarding such Proposed Codiak Platform Addition pursuant to Section 3.3.2, that (a) such Proposed Codiak Platform Addition is Controlled by Codiak or its Affiliates free and clear of all Liens, and (b) to Codiak’s knowledge, the use of such Proposed Codiak Platform Addition in connection with the Exploitation of Licensed Compounds or Licensed Products as contemplated hereunder would not infringe or misappropriate any intellectual property of any Third Party.

Section 11.4    Additional Covenants of Codiak.

11.4.1    Codiak will not, and will cause its Affiliates not to, grant a Lien on the Licensed IP to any Third Party or knowingly permit a Lien to be imposed on the Licensed IP other than such Liens as are disclosed to Jazz by Codiak and that do not conflict in any respect with the rights and licenses granted to Jazz and its Affiliates hereunder.

11.4.2    Codiak will not, and will cause its Affiliates not to, enter into any agreement with respect to, or otherwise assign, transfer, license, convey or otherwise encumber (including by granting any covenant not to sue with respect to) its or their right, title or interest in or to, (a) the Licensed IP or Codiak Regulatory Documentation, or (b) any Patent Right or other intellectual property or proprietary right that would be Licensed IP or Codiak Regulatory Documentation but for such assignment, transfer, license, conveyance or encumbrance, in each case ((a) and (b)), in a manner that is inconsistent with or otherwise diminishes the rights and licenses granted to Jazz and its Affiliates under this Agreement with respect to any Target that is, at the time of such assignment, transfer, license, conveyance or encumbrance, a Collaboration Target or a Discontinued Target for which the period in which such Discontinued Target may be re-designated as a Revived Target pursuant to Section 2.5.1(c) has not yet expired. Codiak will, and will cause its Affiliates to, maintain and perform its and their obligations under any Codiak In-Licenses and maintain such Codiak In-Licenses in full force and effect during the Term and will not amend any Codiak In-Licenses if such amendment would materially adversely affect Jazz’s or its Affiliates’ rights hereunder, without having first obtained Jazz’s express prior written consent.

11.4.3    To the extent that any inventions covered or claimed by the Licensed IP are conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any

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agency thereof, Codiak and its Affiliates will comply with the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401.

11.4.4    Except as would not encumber the Licensed IP or Collaboration Know-How or Collaboration Patent Rights in any respect, Codiak and its Affiliates will not, and will cause its and their (sub)contractors not to, use any Third Party funding with respect to the performance of the Codiak Program Activities or any EDP or JDP without the prior written consent of Jazz in each case, which consent may be withheld in Jazz’s sole discretion.

Section 11.5    DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHERWRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING (A) ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR (B) ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 12.

INDEMNITY; LIMITATION OF LIABILITY

Section 12.1    Indemnity.

12.1.1    Codiak will defend, indemnify and hold harmless Jazz, its Affiliates, and its and their respective directors, officers, employees and agents (the “Jazz Indemnitees”) from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), incurred by or imposed on any of the Jazz Indemnitees as a result of any Third Party claims, suits, actions, terminations or demands (collectively, “Claims”) to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by Codiak, its Affiliates, (sub)licensees or subcontractors, (b) the negligence, recklessness or willful misconduct of Codiak, its Affiliates, (sub)licensees or subcontractors in connection with the exercise of its rights or performance of its obligations hereunder, (c) violation of Applicable Law by Codiak, its Affiliates, (sub)licensees or subcontractors in connection with the performance of its obligations hereunder, (d) the misappropriation of any intellectual property or infringement of a Patent Right owned or controlled by a Third Party based on the practice of any Codiak Platform Pre-Existing Technology, Codiak Platform Improvement or Deemed Included Codiak Platform Addition (but, for clarity, not including (1) any Excluded Codiak Platform Addition that has not become Deemed Included Codiak Platform Addition or (2) any Agreed Included Codiak Platform Addition) in (i) carrying out any Research Program, EDP or JDP, or (ii) in Exploiting any Licensed Compound or Licensed Product, in each case (clauses (i) and (ii)) in

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accordance with the terms of this Agreement, and (e) any Exploitation of any Licensed Compounds or Licensed Products by or on behalf of Codiak, its Affiliates, (sub)licensees or subcontractors after the termination date of this Agreement with respect to such Licensed Compounds and Licensed Products, except in each case ((a), (b), (c), (d) or (e)), to the extent such Liabilities resulted from any action for which Jazz must indemnify Codiak under Section 12.1.2 (a), (b) or (c).

12.1.2    Jazz will defend, indemnify and hold harmless Codiak, its Affiliates, and its and their respective directors, officers, employees and agents (the “Codiak Indemnitees”) from and against all Liabilities incurred by or imposed on any of the Codiak Indemnitees as a result of any Claims to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by Jazz, its Affiliates, (sub)licensees or subcontractors, (b) the negligence, recklessness or willful misconduct of Jazz, its Affiliates, (sub)licensees or subcontractors in connection with the exercise of its rights or performance of its obligations hereunder, (c) violation of Applicable Law by Jazz, its Affiliates, (sub)licensees or subcontractors in connection with the performance of its obligations hereunder, or (d) except to the extent the applicable Liability qualifies as an Allowable Expense pursuant to the definition of “Allowable Expense”, the Exploitation of Licensed Compounds and Licensed Products by Jazz, its Affiliates or Sublicensees, except in each case ((a), (b), (c), or (d)), to the extent such Liabilities resulted from any action for which Codiak must indemnify Jazz under Section 12.1.1.

Section 12.2    Procedure.

12.2.1    A Party (the “Indemnitee”) that intends to claim indemnification under this Section 12.2 will promptly provide notice to the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, which notice will include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor will have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to control the defense thereof with counsel selected by the Indemnitor. However, notwithstanding the foregoing, except with respect to any Claim that is a Third Party Action, the process for the defense of which will be governed by Section 10.6 and Section 10.7, the Indemnitee will have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnitee, unless (a) representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings or (b) the Indemnitor has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such fees and expenses will be paid by the Indemnitor. The Indemnitee will, and will cause each of its Affiliates and its and their respective directors, officers, employees and agents, as applicable, to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals and otherwise providing reasonable access to such indemnitees and other employees and agents of the Indemnitee, in each case as may be reasonably requested in connection therewith; provided

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that the Indemnitor will reimburse the Indemnitee for its reasonable and verifiable out-of-pocket expenses in connection therewith. The Indemnitor may not settle any Claim, and the Indemnitee will not be responsible for or be bound by any settlement of a Claim that imposes an obligation on it, without the prior written consent of the Indemnitee, which consent will not be unreasonably withheld, conditioned or delayed.

12.2.2    The assumption of the defense of a Claim by the Indemnitor will not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Claim, nor will it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Claim, the Indemnitee will reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of the Claim.

Section 12.3    Limitation of Liability. EXCEPT (A) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE IX OR (B) TO THE EXTENT ANY DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE XII, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES WILL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS SUFFERED BY THE OTHER PARTY AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES.

Section 12.4    Insurance. Each Party will have and maintain such types and amounts of insurance covering its activities under this Agreement as is (a) normal and customary in the pharmaceutical industry generally for parties similarly situated and (b) otherwise required by Applicable Law. Upon request by the other Party, each Party will provide to the other Party evidence of such insurance coverage. The insurance policies will be under an occurrence form, but if only a claims-made form is available to a Party, then such Party will continue to maintain such insurance after the expiration or termination of this Agreement in its entirety for a period of [***]. Notwithstanding the foregoing, Jazz may self-insure in whole or in part the insurance requirements described above.

ARTICLE 13.

TERM AND TERMINATION

Section 13.1    Term. Unless earlier terminated pursuant to this ARTICLE XIII, the term of this Agreement (the “Term”) will commence on the Effective Date and will remain in full force and effect on a country by country and Licensed Product by Licensed Product basis until the Royalty Term has expired for the country and Licensed Product (or, in the case of the Shared Territory for any Optioned Product, the Agreement will remain in effect for so long as any Licensed Products are being sold by Jazz or its Affiliates or Sublicensees in the Shared Territory (“Profit Share Term”)), unless terminated by a Party pursuant to this Agreement. Upon

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expiration of the Royalty Term or Profit Share Term, as applicable, for a Licensed Product in a country or jurisdiction, the licenses granted to Jazz and its Affiliates in Section 3.1 will become fully-paid, royalty-free, freely transferable, sublicensable through multiple tiers, perpetual and irrevocable for such Licensed Product in such country or jurisdiction.

Section 13.2    Termination by Jazz. Each termination right set forth in this Section 13.2 may be exercised on a Collaboration Target-by-Collaboration Target basis, on a Research Program-by-Research Program basis, on a Licensed Compound-by-Licensed Compound basis, on a Licensed Product-by-Licensed Product basis, on a Region-by-Region basis, or, with respect to countries in clause (e) of the definition of “Region”, on country-by-country basis, or in respect of the Agreement in its entirety, as elected by Jazz.

13.2.1    For Convenience. Jazz will have the right, at any time, to terminate by providing not less than 180 days’ prior written notice to Codiak; provided, however, that in the case of a termination with respect to a Licensed Compound that is the subject of an Early Development Program for which Jazz has an obligation to reimburse Codiak for some or all corresponding Development Costs, such obligation shall continue based on the then-current applicable Early Development Plan and Development Budget through the completion of the activities set forth in such Early Development Plan.

13.2.2    For Safety. Jazz may terminate effective immediately upon written notice to Codiak in the event of:

(a)    withdrawal or suspension of any Regulatory Approval for a Licensed Product in the United States, Japan or a Major European Country;

(b)    a Regulatory Authority notifies Jazz or its Affiliate that there is a safety issue regarding any Licensed Compound or Licensed Product; or.

(c)    Jazz in good faith determines that it is not advisable to continue to Develop or Commercialize any Licensed Compound or Licensed Product as a result of a safety concern regarding the use thereof for the Indication to which such Licensed Compound or Licensed Product is directed, based on specific results generated in connection with the Development conducted hereunder by either Party, safety reports, evidence provided in scientific publications or other objective evidence from credible sources.

Section 13.3    Termination for Cause.

13.3.1    Breach. Either Party may (but is not required to and without limitation of any other right or remedy such Party may have) terminate for material breach by the other Party (the “Breaching Party”) of this Agreement with respect to a Region and a Collaboration Target, if the material breach relates to such Region and Collaboration Target, if the Breaching Party has not cured such breach within [***] after written notice of such breach (or if such material breach involves the failure to make a payment when due, within [***] after written notice of such breach) (such period, the “Notice Period”), with such notice specifying the breach, the relevant Region(s), the relevant Collaboration Target(s), and such

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Party’s claim of right to terminate, and such termination shall become effective at the end of such Notice Period, provided that:

(a)    with respect to a breach that cannot be cured within the Notice Period, if the Breaching Party commences actions to cure such breach within the Notice Period, then the Notice Period will be tolled (provided that the Breaching Party thereafter diligently continues such actions) for up to a maximum of an additional [***]; or

(b)    with respect to any alleged breach by Jazz of its diligence obligations set forth in Section 4.4 or Section 6.1, Codiak will, prior to providing any notice of termination pursuant to this Section 13.3.1, first provide written notice of such alleged breach to Jazz, and the Parties will meet within 10 Business Days after delivery of such notice to Jazz to discuss in good faith such alleged breach and Jazz’s Development or Commercialization plans, as applicable, with respect to the applicable Licensed Compound(s) or Licensed Product(s), and, after such meeting, Codiak may issue any such termination notice with respect to such alleged breach; provided that if either Party initiates a dispute resolution procedure under Section 14.2 as permitted under this Agreement to resolve the dispute for which termination is being sought pursuant to this Section 13.3.1(b) within 5 Business Days following the end of the Notice Period and is diligently pursuing such procedure, the right to terminate for such alleged breach will be tolled unless and until it is determined, through the dispute resolution procedure or by mutual agreement, that Codiak has the right to terminate.

(c)    [***].

13.3.2    Insolvency. Either Party may terminate this Agreement in its entirety effective immediately upon written notice to the other Party if, at any time such other Party (a) files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization, (b) files for, appoints or suffers appointment of a receiver or trustee of the Party or over substantially all of its assets that is not discharged within [***] after such filing, (c) proposes a written agreement of composition or extension of substantially all of its debts, (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] of the filing thereof, (e) proposes or is a party to any dissolution or liquidation, (f) admits in writing its inability generally to meet its obligations as they fall due in the general course or (g) makes an assignment of substantially all of its assets for the benefit of creditors.

Section 13.4    License Survival Upon Insolvency. All licenses (and to the extent applicable, rights) granted under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. § 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Paragraph 101(35A) of the Bankruptcy Code. The Parties agree that the non-bankrupt Party will retain and may fully exercise all of its rights and elections under Applicable Law. The Parties further agree that, in the event of the commencement of bankruptcy proceedings by or against a bankrupt Party, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property that is licensed to such Party pursuant to the license grants set forth in ARTICLE III, but only to the extent set forth in such license grants, and all embodiments of such

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intellectual property; and the same, if not already in the other Party’s possession, will be promptly delivered to the other Party (a) upon any such commencement of a bankruptcy proceeding, upon the other Party’s written request therefor (which request must identify the specific intellectual property), unless the bankrupt Party (or trustee on behalf of the bankrupt Party) elects within 30 days to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of the bankrupt Party, upon written request therefor by the other Party.

Section 13.5    Effects of Termination Specifically. The following consequences will apply in the case of a termination of this Agreement in its entirety or, in the case of a termination by Licensed Compound, Licensed Product, Collaboration Target, Research Program, Region, or country, as applicable, such consequences will apply solely with respect to the terminated Licensed Compound, Licensed Product, Collaboration Target (including all corresponding Licensed Compounds and Licensed Products), Research Program, Region, or country, as applicable:

13.5.1    Sell-Off of Inventory. In the event of any termination by Jazz pursuant to Section 13.3, Jazz or its Affiliates may sell any existing inventory of any applicable Licensed Product(s) or complete Manufacturing of applicable works-in-progress and sell such inventory as Licensed Product(s) for a period of up to [***] following such termination, subject to Jazz’s obligation to make corresponding payments with respect to any such sales pursuant to Section 8.10 (or in the case of the Shared Territory for an Optioned Product, Jazz’s obligation to share Net Profits/Net Losses).

13.5.2    General Effects. Following the effective date of termination of this Agreement by a Party, Jazz will not be responsible for the payment of any milestones under this Agreement other than those that were accrued prior to the effective date of termination. Except as needed in order to permit the Manufacturing and sell-off activities set forth in Section 13.5.1 or as otherwise specified in this Section 13.5, and except for the (sub)license granted by Jazz to Codiak pursuant to Section 3.4.2(b), upon termination of this Agreement in its entirety, all licenses granted by either Party to the other Party hereunder (and then in effect) will immediately terminate.

13.5.3    Reversion. In the event of any Jazz Anti-Corruption Termination, provided that Codiak has taken reasonable measures to address the circumstances that led to the applicable breach(es) of Section 11.1.7(b) by Codiak (for example, the termination of offending employees or consultants), or any other termination of this Agreement by either Party, the following provisions, in the event of a termination in the entirety, will apply to all Licensed Compounds and Licensed Products worldwide, or, in the event of a termination only as to Collaboration Target(s), Licensed Compound(s), or Licensed Product(s) in particular countries or Regions, the following provisions will apply solely to such Collaboration Target(s) (and any corresponding Licensed Compound(s) or Licensed Product(s)), Licensed Compound(s) or Licensed Product(s) in such countries or Regions:

(a)    Jazz will, and hereby does, assign and transfer to Codiak: (1) all Regulatory Documentation and Regulatory Approvals for the applicable Licensed Products, if

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any, in the countries or Regions in which such Licensed Products, or corresponding Collaboration Target(s), have been terminated, and (2) to the extent not already in Codiak’s or its Affiliates’ possession, all Development and Manufacturing data, all pricing and market access strategy information, health economic study information, material communications with payors, filings, and files in the possession of Jazz or its Sublicensees, in each case, that are solely related to the applicable Licensed Compounds or Licensed Products, if any, in each case in the countries or Regions in which such Licensed Compounds or Licensed Products, or corresponding Collaboration Targets, have been terminated. Notwithstanding the foregoing, Jazz shall have no obligation whatsoever to assign or transfer to Codiak any Regulatory Documentation, Regulatory Approvals, data, information, communications, filings, or files to the extent relating to Other Items contained in any terminated Licensed Product that is a Combination Product.

(b)    Jazz shall, pursuant to a separate, written license agreement, grant Codiak an exclusive, perpetual license, subject to the terms (including the payment terms) of any applicable Third Party (sub)license agreements to which Jazz or its Affiliates are a party, under the Jazz IP (other than any intellectual property rights of a Future Acquirer of Jazz) solely as necessary for the continuation of the Development and Commercialization of the applicable Licensed Compounds or Licensed Products, if any, in the countries or Regions in which such Licensed Compounds or Licensed Products, or corresponding Collaboration Targets, have been terminated, in each case as such Licensed Compounds or Licensed Products exist in such countries or Regions as of the termination date. Any such license agreement will include the following royalty rates: (1) if the most advanced of the terminated Licensed Compounds or Licensed Products had completed its Phase I Clinical Trial, Phase I/II Clinical Trial and Phase II Clinical Trials, as applicable, as of the effective date of termination, a [***] royalty in the case of a termination by Jazz pursuant to Section 13.2 or a [***] royalty in the case of a termination by Jazz pursuant to Section 13.3, or (2) otherwise, a [***] royalty in the case of a termination by Jazz pursuant to Section 13.2 or a [***] royalty in the case of a termination by Jazz pursuant to Section 13.3. [***]. Notwithstanding the foregoing, Codiak will in all cases be obligated to pay any amounts triggered by the activities of Codiak or its Affiliates or sublicensees under any Third Party license under which Codiak obtains a sublicense from Jazz pursuant to this Section 13.5.3(b).

(c)    Subject to Jazz’s rights under Section 13.5.1, the Parties will negotiate in good faith to agree as soon as possible after the effective date of termination upon a reasonable and customary supply agreement under which Codiak will have the right, subject to Jazz’s inventory levels, and obligation, subject to reasonable shelf-life requirements, to purchase Codiak’s requirements of API and finished product for the terminated Licensed Products, if any, for the countries or Regions as to which such terminated Licensed Products, or corresponding Collaboration Targets, have been terminated, at a price equal to Jazz’s fully-absorbed manufacturing cost (or such price Jazz is charged by Jazz’s CMO) to acquire or manufacture such inventory plus a reasonable markup.

Section 13.6    Survival. Except where explicitly provided within this Agreement, termination or expiration of this Agreement in whole in or in part will not affect any accrued obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration. The following provisions will survive expiration or termination of

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this Agreement: ARTICLE I (to the extent the definitions in such Article are necessary to construe the other surviving provisions of this Agreement), Section 2.3.4, Section 3.1 (in the case of expiration), Section 3.2 (in the case of expiration), Section 3.3 (solely as it relates to the allocation of responsibility for any post expiration or termination payments to Third Parties relating to activities during the Term or sales during the sell-off period in Section 13.5.1), Section 5.3 (for Licensed Products sold during the Term or following expiration of this Agreement), ARTICLE VIII (solely with respect to amounts accrued prior to expiration or termination but not paid and for a final accounting for the last quarter during the Term or during any sell-off period, and the reporting and information sharing procedures associated therewith), ARTICLE IX, Section 10.2 (subject to Section 13.5), Section 10.3 through Section 10.7 (inclusive and solely with respect to Joint Collaboration IP), Section 10.8 (solely in the case of expiration), Section 11.5, ARTICLE XII, Section 13.1 (solely in case of expiration, the last sentence only), Section 13.4, Section 13.5, Section 13.6, ARTICLE XIV.

ARTICLE 14.

MISCELLANEOUS

Section 14.1    Notices. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement will be in writing, will refer specifically to this Agreement and will be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified below or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 14.1. Such notice will be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile will be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 14.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Codiak:

Codiak BioSciences, Inc.

500 Technology Square, 9th Floor

Cambridge, MA 02139

Attention: Chief Business Officer

Fax: (617) 334-7778

with a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

[***]

Fax: (617) 321-4715

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If to Jazz:

Jazz Pharmaceuticals Ireland Limited

Fifth Floor, Waterloo Exchange

Waterloo Road, Dublin 4, Ireland

Attention: Executive Vice President and General Counsel

[***]

with a copy to:

Jazz Pharmaceuticals, Inc.

3170 Porter Drive

Palo Alto, CA 94304

Attention: General Counsel

Fax: (650) 496-3781

with a copy via electronic mail to:

Jazz_Notices@jazzpharma.com

Attention: Legal Department

With a copy to:

Covington & Burling LLP

One Front Street

San Francisco, CA 94111

[***]

Fax: (415) 955-6586

Section 14.2    Dispute Resolution. The Parties agree that if any dispute or disagreement arises between Jazz on the one hand and Codiak on the other in respect of this Agreement, and if within the authority of the JSC, it has been referred for resolution under this Section 14.2, subject to Section 14.13, they will follow the following procedure in an attempt to resolve the dispute or disagreement.

14.2.1    The Alliance Manager of the Party claiming that such a dispute exists will give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

14.2.2    Within [***] Business Days following receipt of a Notice of Dispute, the following executives of the Parties: a senior officer designated by Codiak and a senior officer designated by Jazz will discuss at a mutually agreed upon time and location for the purpose of resolving such dispute.

14.2.3    If the Parties are unable to resolve the dispute pursuant to Section 14.2.2, then Section 14.3 will govern the Third Party adjudication of such dispute.

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14.2.4    In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts will be paid promptly when due, and the balance, if any, will be paid promptly after resolution of the dispute as and to the extent required by such resolution.

Section 14.3    Governing Law; Jurisdiction; Venue and Service.

14.3.1    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

14.3.2    Jurisdiction. Except as otherwise expressly provided herein, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of any New York State court sitting in the borough of Manhattan in the City of New York or any federal court sitting in the borough of Manhattan in the City of New York for any action arising out of or relating to this Agreement and agree not to commence any action, suit or proceeding (other than appeals and enforcements of awards therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial in any such action. Notwithstanding the foregoing, any unresolved dispute between the Parties relating to inventorship or the validity, enforceability or scope of any Patent Rights or trademark rights will, at either Party’s election, be submitted for resolution by any court of competent jurisdiction.

14.3.3    Venue. Subject to Section 14.13, the Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action arising out of or relating to this Agreement in any New York State court sitting in the borough of Manhattan in the City of New York or any federal court sitting in the borough of Manhattan in the City of New York and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum.

Section 14.4    Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 14.1 will be effective service of process for any action, suit or proceeding brought against it under this Agreement.

Section 14.5    Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto, contains the entire understanding of the Parties with respect to the specific subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement, including that certain Confidentiality Agreement between the Parties, made effective as of June 19, 2018, which is hereby terminated effective as of the Effective Date. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties.

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Section 14.6    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

Section 14.7    Force Majeure. Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any Governmental Authority (except to the extent such act, omission or delay results from the breach by the non-performing Party or any of its Affiliates of its or their Development, Manufacturing or Commercialization obligations or any other term or condition of this Agreement) (each, a “Force Majeure”). The non-performing Party will notify the other Party of such Force Majeure within 30 days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use Commercially Reasonable Efforts to remedy its inability to perform. In the event that the Force Majeure continues for more than 90 days, the Party not affected by such Force Majeure will have the right, at its sole election and expense, and without limitation to any other right or remedy available to such Party, to assume and complete some or all of the activities that the non-performing Party is not performing as a result of such Force Majeure.

Section 14.8    Assignment; Firewalls.

14.8.1    Assignment.

(a)    Neither Party may assign its rights or, except as otherwise permitted hereunder or under a Co-Promotion Agreement, delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part (including with respect to any Collaboration Target or any Licensed Product) without the prior written consent of the other Party, except that:

i.    either Party will have the right, without the consent of the other Party, to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates or Sublicensees (subject to Section 2.4, Section 3.2, Section 4.6, Section 5.6, and Section 6.5); and

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ii.    either Party will have the right to assign, without the consent of the other Party, this Agreement as a whole to any of its Affiliates or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise), provided that the assigning Party will provide written notice to the other Party within [***] days after such assignment; and

iii.    Jazz may assign any or all of its rights hereunder as a whole or on a Collaboration Target-by-Collaboration Target basis to any of its Affiliates or its or their Sublicensees or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement (or the applicable Collaboration Target(s)) relates, provided that such successor in interest has similar or greater resources relative to Jazz, and provided that Jazz will provide written notice to Codiak within [***] days after such assignment.

iv.    Codiak may assign, without the consent of Jazz, any or all its rights to receive payments under this Agreement to any Third Party.

(b)    Any successor of a Party or any assignee of a Party of all of such Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing will, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for such Party, whereupon such Party will cease to be a party to this Agreement and will cease to have any rights or obligations under this Agreement. All validly assigned rights of a Party will inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party will be binding on and be enforceable against, the permitted successors and assigns of such Party. Any attempted assignment or delegation in violation of this Section 14.8.1 will be void and of no effect.

(c)    The rights to materials and intellectual property (i) Controlled by a Third Party that is a permitted assignee of Codiak under this Section 14.8.1, which materials and intellectual property were Controlled by such assignee immediately prior to such assignment or (ii) Controlled by a Third Party, or by a person or group described in the definition of “Change in Control” or such Third Party’s, person’s or group’s Affiliate, which materials and intellectual property were Controlled by such Third Party, person or group (or its Affiliate) immediately prior to a Change in Control, shall in each case ((i) and (ii)) be automatically excluded from the definition of Codiak IP (except to the extent that such materials or intellectual property are used in a Research Program, Early Development Program, or Joint Development Program, or are otherwise introduced into or are actually practiced in a Licensed Compound or Licensed Product).

14.8.2    Firewalls. In the event that a Party or its Affiliates has a research or development program outside this Agreement that competes with a publicly-known research or development program of the other Party outside this Agreement, then such Party shall put in place appropriate firewall arrangements reasonably acceptable to the other Party such that the applicable programs are segregated from the Research Programs and EDPs conducted

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hereunder. In addition, if a Party or its Affiliates are commercializing a product outside this Agreement that competes with any product that the other Party or its Affiliates are commercializing outside this Agreement, then such Party shall put in place appropriate firewall arrangements reasonably acceptable to the other Party in order to ensure that competitively sensitive commercial information relating to the Licensed Products are not disclosed to personnel involved in commercializing such competitive product.

Section 14.9    Relationship of the Parties. It is expressly agreed that Codiak and its Affiliates, on the one hand, and Jazz, on the other hand, will be independent contractors and that the relationship between the Parties will not constitute a partnership, joint venture or agency. Neither Codiak and its Affiliates, on the one hand, nor Jazz and its Affiliates, on the other hand, will have the authority to make any statements, representations or commitments of any kind, or to take any action that will be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such first Party.

Section 14.10    Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

Section 14.11    Further Assurances. Each Party will duly execute and deliver or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

Section 14.12    No Benefit to Third Parties. Except as provided in ARTICLE XII, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they will not be construed as conferring any rights on any other parties.

Section 14.13    Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in ARTICLE IX and ARTICLE X are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Articles, the non-breaching Party will be authorized and entitled to seek from

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any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 14.13 is intended or should be construed to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

Section 14.14    Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

Section 14.15    Affiliates. To the extent that this Agreement imposes obligations on Affiliates of a Party, such Party agrees to cause its Affiliates to perform such obligations.

Section 14.16    Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank. The signature page follows.)

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IN WITNESS WHEREOF, the Parties have executed this Collaboration and License Agreement as of the Effective Date.

CODIAK BIOSCIENCES, INC.

By:	/s/ Douglas E. Williams
Name:	Douglas E. Williams
Title:	President and Chief Executive Officer

JAZZ PHARMACEUTICALS IRELAND LIMITED

By:	/s/ Aoife Campbell
Name:	Aoife Campbell
Title:	VP, Strategy & Corporate Development

[Signature Page to Collaboration and License Agreement]

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EXHIBIT A

Work Plans for Initial Collaboration Targets/Initial Research Programs

[***]

-NRAS and STAT3

[***]

A-1

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EXHIBIT B

Form of Work Plan

[***]

B-1

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EXHIBIT C

Financial Exhibit

“Net Profit/Net Loss” in the Shared Territory shall be calculated in accordance with this Exhibit C. For the sake of clarity, cost items included in components of Net Profit/Net Loss shall not be double counted and shall not also be included in Development Costs.

Calculation of Net Profit/Net Loss

[***]

Definitions

The following definitions shall apply for purposes of calculating Net Profit/Net Loss in accordance with this Exhibit C.

“Allowable Expenses” means, in respect of an Optioned Product, subject to the other provisions of this Agreement and the applicable Shared Territory Commercialization Plan, the sum of the following costs and expenses incurred by the Parties or their Affiliates following the exercise of the applicable Development and Commercialization Option by Codiak in the course of or reasonably allocable to the Commercialization of such Optioned Product in the Shared Territory in accordance with the applicable Shared Territory Commercialization Plan and this Agreement during the applicable Calendar Quarter or the applicable Calendar Year, in each case that are incurred in accordance with the applicable Commercial Budget (or are approved by the JSC or are permitted by the overage provisions set forth in the calculation of Net Profit/Net Loss):

(a) Product Out-of-Pocket Costs comprising [***];

(b) all Product Out-of-Pocket Costs and Product FTE Costs [***];

(c) Product Out-of-Pocket Costs and Product FTE Costs to conduct [***];

(d) Product Out-of-Pocket Costs and Product FTE Costs [***];

(e) Product Out-of-Pocket Costs and Product FTE Costs approved by [***];

(f) Product Out-of-Pocket Costs and Product FTE Costs associated with [***]

(g) Bad debts corresponding to gross invoiced sales for Optioned Products sold by Jazz or its Affiliates in the Shared Territory [***];

(h) Product Out-of-Pocket Costs and Product FTE Costs relating to [***];

(i) Product Out-of-Pocket Costs and Product FTE Costs incurred with [***];

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(j) Product Out-of-Pocket Costs and Product FTE Costs incurred with [***];

(k) Product Out-of-Pocket Costs for [***];

(l) to the extent not indemnifiable by Codiak pursuant to clauses (a), (b), (c) or (d) of 12.1.1 and not indemnifiable by Jazz pursuant to clauses (a), (b), or (c) of 12.1.2, all Liabilities incurred by or imposed on any of the Codiak Indemnitees or Jazz Indemnitees as a result of any Claims to the extent such Claims are incurred, relate to, are in connection with or arise out of the Exploitation of Optioned Products by either Party, its Affiliates or (sub)licensees in or for the Shared Territory in accordance with the terms of this Agreement; and

(m) Manufacturing (including analytical testing, quality assurance, packaging, and storage) costs for the Optioned Product intended or used for sale in the Shared Territory, which (i) to the extent the Optioned Product is Manufactured by a Party or its Affiliates, shall approximate a reasonable definition of cost of goods sold for the Optioned Product with no markup, assuming full utilization of manufacturing capacity (except to the extent that unused capacity was reasonably reserved for manufacture of the Optioned Product or reasonably allocated to the Optioned Product), and (ii) to the extent the Optioned Product is Manufactured by a Third Party in an arms-length transaction, the Product Out-of-Pocket Costs paid to such Third Party for the manufacture of the Optioned Product (including Manufacturing-related costs such as upfront payments, start-up costs, amortization and depreciation costs, idle capacity charges, cancellation fees, and minimum quantity fees) and the Product FTE Costs incurred to manage or oversee such Manufacture.

“Product FTE Costs” means for a given period, the product of (a) the total FTEs (proportionately, on a per-FTE basis) dedicated, actually applied and reported as being applied by personnel of each Party and its Affiliates in the particular period to the performance of the activities allocated to such Party under and in accordance with the applicable Shared Territory Commercialization Plan and applicable Commercial Budget, and (b) the FTE Rate.

“Product Detail Costs” means, for a given period, the product of (a) the actual number of Details (as defined in the applicable Shared Territory Commercialization Plan) performed by the applicable Party during the period, multiplied by (b) the Detail Rate (as defined in the applicable Shared Territory Commercialization Plan) in effect for the period.

“Product Out-of-Pocket Costs” means amounts paid to Third Party vendors or contractors for services or materials provided by them directly in the performance of activities under the applicable Shared Territory Commercialization Plan to the extent such services or materials apply solely and directly to, or are reasonably allocated to, the applicable Optioned Product. For clarity, Product Out-of-Pocket Costs do not include payments for a Party’s internal expenses or the out-of-pocket portion, if any, of the following expenses of a Party (as opposed to its Third Party vendor or contractor): salaries or benefits; facilities; utilities; general office or facility supplies; insurance (other than clinical trial insurance and product liability insurance); information technology, capital expenditures or the like.

For clarity, it is understood that Allowable Expenses shall include only Product Out-of-Pocket Costs, Product FTE Costs, and Product Detail Costs, and shall exclude Development

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Costs, and that internal costs of a Party and its Affiliates shall be reimbursed only as reflected in Product FTE Costs or Product Detail Costs. Notwithstanding anything to the contrary in this Exhibit C, to the extent that any activity is conducted (or a Product Out-of-Pocket Cost, Product FTE Cost, or Product Detail Cost is incurred) in support of both the Optioned Product and other products, services or efforts of a Party, or is not solely attributable or reasonably allocable to the Optioned Product in the Shared Territory, then the Product Out-of-Pocket Costs, Product FTE Costs, or Product Detail Costs thereof shall be included in Allowable Expenses only to the extent included in the Commercial Budget, or included under this Exhibit C. In connection with the JSC’s review of a proposed Commercial Budget, upon the request of either Party, the JSC shall review the methodology used to allocate to the Allowable Expenses the Product FTE Costs, Product Out-of-Pocket Costs, and Product Detail Costs of such combined activity, and if the JSC does not approve such methodology, the matter shall be resolved pursuant to Section 14.2.

General Principles.

Allowable Expenses shall initially be borne by the Party incurring the cost or expense, subject to reimbursement as provided herein.

Each Party shall provide financial statements in such reporting format as the JSC may establish for use by the Parties.

All calculations to be made pursuant to this Exhibit C shall be made in accordance with (i) the applicable definitions and terms set forth in this Exhibit C and in the Agreement in a manner consistent with the methodologies used for the Commercial Budget (first priority),(ii) the specific accounting policies as may be established by the JSC (second priority) and (iii) applicable Accounting Standards used by the incurring Party, consistently applied (third priority). All undefined terms shall be construed in accordance with such applicable Accounting Standards, consistently applied, but only to the extent consistent with the other express terms and definitions in this Exhibit C and the Agreement and specific accounting policies established by the JSC.

For clarity, income and withholding taxes imposed on either of the Parties or their Affiliates hereunder will not be included in the calculation of Net Profit/Net Loss, except to the extent that the withholding taxes are paid by a Party or its Affiliates for the benefit of a Third Party, as a result of the sale of the Optioned Product in the Shared Territory, and such Party or its Affiliate is not permitted to deduct the taxes paid from the amount it would otherwise owe such Third Party.

Any expenses that are Liabilities entitled to indemnification under Section 12.1 shall be solely borne by the relevant Indemnitor, and shall not be shared hereunder except as otherwise specified in Section 12.1.

The JSC (or if the JSC delegates to a subcommittee, such subcommittee) will coordinate to resolve any differences in or disputes regarding the calculation of Net Profit/Net Loss, or any component thereof. If the JSC is unable to resolve any such difference or dispute, the matter shall be resolved pursuant to Section 14.2.

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EXHIBIT D

Royalty Rate Reduction Methodology

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D-1

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EXHIBIT E

Royalty Report Format

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E-1

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Schedule 1.1.118

Initial Collaboration Targets

[***]

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Schedule 1.1.142

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Schedule 4.3.3

Additional Development Activities Except for Jazz Territory Specific Development Activities

In the event that Jazz is required by a Regulatory Authority to undertake Development activities in respect of an Optioned Product other than where Development Activities are required only by a Regulatory Authority outside of the Shared Territory and such required Development Activities are not included in the applicable Joint Development Plan (“Shared Required Development”), then Jazz shall undertake the Shared Required Development and shall notify the JSC of such proposed Development activities in reasonable detail and provide a good faith estimate of the budget for such Development activities, and the applicable Joint Development Plan and applicable Development Budget shall be deemed to be amended to account for such activities.

In the event that Jazz desires to undertake any Development activities that are neither Shared Requirement Development, nor Development activities that are specific to the non-Shared Territory and are not included in the applicable Joint Development Plan in connection with the Development of the applicable Optioned Product related to seeking or maintaining Regulatory Approval for such Optioned Product in the Shared Territory, and the Development Costs for such activities would exceed the aggregate amounts set forth in the Development Budget for the applicable Calendar Year by more than [***], Jazz may so notify the JSC of such proposed Development activities in reasonable detail and provide a good faith estimate of the budget for such Development activities and material increases (such activities and material increases, the “Additional Development Activities”, and such budget estimate, the “Additional Development Activities Budget”) at [***] prior to the meeting of the JSC at which such matter is to be considered.

[***].

[***], which Jazz may apply (i) to the milestone payments set forth in Section 8.8 or Section 8.9, and (ii) to the extent not exhausted by the application in (i), to the royalty payments set forth in Section 8.10. Additional Development Activities are “Successful” if such activities (1) produce data or results that satisfy the relevant endpoints, in the case of a clinical trial, (2) otherwise achieve the desired goals of such Additional Development Activities that are specified by Jazz in writing before it initiates such activities, or (3) produce data that is incorporated into an approved label or result in a compendia listing.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Schedule 11.2

Codiak Schedule [***]

[***]

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Schedule 11.2.5

Codiak Patent Rights

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Schedule 11.2.6

Codiak In-Licenses

The Codiak In-Licenses are:

1.	Patent and Technology License Agreement with UT MD Anderson Cancer Center (Effective Date of November 10, 2015; provided to Jazz November 19, 2018)

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Schedule 11.2.10

Pre-Existing Excluded Targets

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